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In connection with its 2023 annual meeting of stockholders (the “Annual Meeting”), Pitney Bowes Inc. (the “Company”) had previously issued and filed an investor presentation with the Securities and Exchange Commission on Schedule 14A on April 13, 2023 (the “April 13 Presentation”). On April 18, 2023, the Company revised the April 13 Presentation. A copy of the revised April 13 Presentation can be found below:

Committed to shareholder value creation April 2023 CONFIDENTIAL

Cautionary statement regarding forward-looking statements About Pitney Bowes Pitney Bowes (NYSE:PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For the latest news, corporate announcements and financial results visit https://www.pitneybowes.com/us/newsroom.html. For additional information visit Pitney Bowes at www.pitneybowes.com. Forward-Looking Statements This document contains “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, we continue to navigate the impacts of the Covid-19 pandemic (Covid-19) as well as the risk of a global recession, and the effects that they may have on our and our clients’ business. Other factors which could cause future financial performance to differ materially from expectations, and which may also be exacerbated by Covid-19 or the risk of a global recession or a negative change in the economy, include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or USPS’ performance under those contracts; our ability to continue to grow and manage volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; changes in labor and transportation availability and costs; and other factors as more fully outlined in the Company’s 2022 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission (the “SEC”). Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments. Important Additional Information and Where to Find It Pitney Bowes has filed a definitive proxy statement (the “Proxy Statement”) and other documents with the SEC in connection with its solicitation of proxies from shareholders in respect of the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING PITNEY BOWES’ PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND THE ACCOMPANYING GOLD PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT PITNEY BOWES. Shareholders may obtain free copies of the Proxy Statement and other relevant documents that Pitney Bowes files with the SEC and on Pitney Bowes’ website at www.pitneybowes.com or from the SEC’s website at www.sec.gov. 2

Table of contents Executive summary 4 Introduction to today’s Pitney Bowes 11 The transformation of Pitney Bowes 18 Our roadmap remains the right strategy to deliver shareholder value 40 Highly-regarded Board and corporate governance practices 46 Hestia’s proxy contest is misleading and misinformed with a value- 63 destructive strategy Concluding remarks 91 Appendix 95 3

Executive summary

PBI is transforming the business and positioning it for sustainable growth and long-term shareholder value Our Board and management had to undertake a significant transformation in the last 10 years to address structural business challenges At the time Marc Lautenbach was appointed CEO in December 2012, we had a portfolio of disjointed businesses in decline, several of which were suffering from lack of investment in their product lines Since then, Mr. Lautenbach’s leadership has helped reduce debt by $1.7BN, eliminate several hundred million dollars of expenses, return $1.5BN of capital to shareholders, invest $2.6BN in our businesses, and divest $2.1BN of strategically incoherent, slower-growth businesses Simplified business into 3 synergistic segments focused on reducing the complexity of mailing and shipping SendTech – Reinvested to create a comprehensive letter mailing and parcel shipping solution Presort – Invested through acquisitions and technology to enable growth in a declining environment Global Ecommerce (GEC) – Built a new growth segment delivering $1.6BN of revenue1, which is on the path to profitability We have undertaken significant Board refreshment with highly qualified and experienced directors, reducing our average director tenure from ~10 years at the end of 2015 to ~5 years2 at conclusion of 2023 AGM 6 new independent directors have been added and 8 longer-tenured directors have stepped down Our slate includes 3 new director candidates, including Hestia’s nominee Katie May, and 3 incumbents stepping down (including the Chairman), which exceeds the change Hestia initially asked for last Fall Our Board and management incentives are aligned with shareholders All executive officers and directors as a group own 5% of PBI, including 2.9% held by Mr. Lautenbach Rigorous targets have ensured appropriate realized compensation is directly linked to performance Note: 1 As of 2022; 2 Average tenure calculated assumes our recommended director nominees (including Katie May) are elected 5

PBI is transforming the business and positioning it for sustainable growth and long-term shareholder value (cont'd)

Our Board and CEO have overseen a significant transformation of the business for long-term success

- **The current management inherited a disjointed portfolio of assets in declining markets in 2012 – since then, we have simplified our portfolio considerably, moving away from challenging industries and focusing on strategically coherent segments where we are positioned to win**
- **We have returned $1.5BN of capital to shareholders** in dividends and share repurchases, paid down **$1.7BN of debt since 2012** and **eliminated several hundred million dollars of expenses**
- **Simultaneously, we have invested $2.6BN into organic and inorganic growth of our businesses**
  - For SendTech and Presort, we have invested in **new products and tuck-in acquisitions**
  - With respect to GEC, we have grown the business **at a ~23% CAGR between 2015 and 2022**

Pitney Bowes has a strong foundation for sustainable long-term profitable growth and shareholder value creation for 2023 and beyond

- **We have re-positioned the Company for long-term success as a shipping and logistics business comprised of a balanced portfolio of steady revenue and high-growth segments**
  - **Our SendTech and Presort segments continue to generate strong cash flow despite facing secular end market decline in the traditional mail industry –** this is supported by our timely investments into network build-out, integrated SaaS-based offerings and expanded client relationships
  - At the same time, **our high-growth GEC segment positions Pitney Bowes for its next phase of growth** with a Total Addressable Market (TAM) of ~$45BN[1]
- **Pitney Bowes has the opportunity to double its EBIT from 2022-2026 at long-term EBIT margins**

Note: CAGR stands for 'Compound Annual Growth Rate'; [1] As per Pitney Bowes Market Intelligence (2023), represents Domestic Parcel, Cross-Border, Digital, and Fulfillment market TAM

6

PBI is transforming the business and positioning it for sustainable growth and long-term shareholder value (cont'd)

Today Pitney Bowes is an integrated mailing, shipping and ecommerce logistics solutions provider with significant financial services capabilities	▪ **We have mitigated the persistent decline in revenues we faced a decade ago by strategically expanding into the shipping and ecommerce end market** ▪ Our active portfolio management has helped us create a **simplified, focused business model** ▪ We have transformed into a **strategically coherent portfolio of cash-generating and growth assets**
We are now realizing our strategic vision and have created the foundation to deliver long-term earnings growth and free cash flow	▪ Today, we have a **balanced and coherent portfolio** of businesses with the **common goal of simplifying the complexities of mailing and shipping** for our clients and **real prospects for growth** ▪ The success of our ongoing initiatives support our long-term strategy, and we aim to deliver **long-term EBIT margins of ~30% for SendTech, ~15% for Presort and 6-8% for GEC by 2026** ▪ **By delivering on our plan, we have the potential to double our EBIT by 2026**
We have a highly regarded and significantly refreshed Board that possesses the right skills to oversee Pitney Bowes' long-term strategy	▪ **Robust ongoing Board refreshment program;** since 2015, we have added 6 independent directors while 8 longer-tenured directors have stepped down ▪ **Our Board is comprised of highly qualified, diverse and engaged directors** who possess the key skills Pitney Bowes requires ▪ Our governance practices are better than or in line with the broader market; **ISS has assigned us the lowest level of governance risk** ▪ All executive officers and directors as a group **own 5% of PBI, including 2.9% held by Mr. Lautenbach**

7

Hestia's proxy contest is misleading and misinformed with a value-destructive strategy

- **X** Hestia has rejected every offer of compromise and has instead continuously moved the "goalposts"

- **X** Hestia has offered no coherent strategy and has repeatedly shifted its proposals
  - Hestia's "100-Day" plan only highlights vague platitudes, is not based on any factual or informed work and would risk significant business, employee and customer disruption

- **X** Hestia's "shrink GEC" strategy is value-destructive and would be highly destabilizing to Pitney Bowes, unraveling the significant network build-out, ecommerce logistics foothold and strong client relationships

- **X** Aside from Katie May, Hestia's director candidates have notably weaker business experience/credentials than the current Pitney Bowes Board

- **X** Hestia refuses to acknowledge our rigorous and positive Board changes – any further changes would destabilize the Board, which would impede our strategic progress and put shareholder value at risk
  - If Hestia's slate is elected, 7 new directors out of 9 will have joined the Board in 2023, in addition to 4 new committee chairs, a new Chairman and a new CEO

- **X** Despite claiming to have a qualified interim CEO candidate since December 2022, Hestia ultimately defaulted to one of its previously named director nominees (Lance Rosenzweig) as a last resort after a failed search
  - He is not qualified to serve as a director of Pitney Bowes, much less as CEO, based on his track record of poor performance and weak corporate governance, as well as his lack of shipping and logistics experience

- **X** Kurt Wolf's GameStop experience underscores his single-minded focus on benefitting Hestia and its stakeholders

8

Hestia’s “100-day plan” can more aptly be labeled as “give us 100 days to come up with a plan” Hestia aims to achieve a “run rate” in 12 months – however none of their six “Value Creation Pillars” have any timelines specified Though Hestia labels gross margins, cash generation, balance sheet and capital allocation as “key focus areas” there are no concerted steps to attain these mentioned in the 100-day plan Hestia proposes initiating discussions with “restructuring experts” early on, revealing its limited interest in positioning PBI for long term growth Hestia has budgeted no time to gather and incorporate feedback from customers, bond holders, bank regulators, lenders and USPS among numerous other key external parties before finalizing, and after implementing, its “playbook” 50 days out of 100-days are dedicated to “assessments” in hopes of devising a strategy vs. hitting the ground running, risking significant disruption of a public company Hestia plans to begin taking actual “action” only around the 75th day of their 100-day plan Hestia plans “communication with stakeholders” at tail end of its 100 days budgeting <25 days for stakeholder buy-ins Hestia’s “100-day plan”, which has been revealed to investors less than a month before the AGM, is a vague outline not based on any factual or informed work Hestia’s “100-day” value creation strategy is a flimsy last-minute effort at best, particularly for an activist seeking majority board control and CEO replacement based on an 8.5% ownership In a 116-page presentation, Hestia dedicates a grand total of 1 page to elaborating its 100-day plan…on page 84, 70% through the presentation This lone generic page could be dropped into any company’s strategy document and it would fit right in place Overall Hestia’s vague 100-day plan shows that they need that time to actually develop a plan Source: Public filings 9

Our significant Board refreshment already exceeds Hestia's initial ask and any further near-term change would put PBI's operational stability and shareholder value at risk

Board refreshment (2015-2023)	
+6 additions	
-8 departures	
4 of 5 Committee Chair changes	

Our slate includes **3 new** director candidates, including Hestia's nominee Katie May, and **3 incumbents stepping down** (including the Chairman), which **exceeds the amount of change Hestia initially asked for last Fall**

Average director tenure reduced from ~10 years at the end of 2015 to **~5 years[1] at conclusion of 2023 AGM**


Average Board Tenure
5.1 years
0.9 years
PBI's Proposed Board
Hestia's Proposed Board

If Hestia's slate is elected, it **would destabilize the Board, which would impede our strategic progress and put shareholder value at risk – Hestia's proposed candidates possess no institutional knowledge of our business**

Source: Company proxy, public filings
Note: [1] Average tenure calculated assumes our recommended director nominees (including Katie May) are elected

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Introduction to today’s Pitney Bowes

Pitney Bowes today

Who we are and what we do

- Founded in 1920, we provide technology, logistics, and financial services – which reduce the complexity of sending mail and parcels
- We serve businesses of all sizes including **more than 90% of the Fortune 500**
- Headquartered in Stamford, CT employing **~11,000 people**
- Operates through three business segments:
  - **SendTech Solutions (SendTech):** Physical, digital mailing and shipping technology solutions usually wrapped in a financial services arrangement
  - **Presort Services (Presort):** Mail sortation services to qualify large volumes of mail for postal workshare discounts
  - **Global Ecommerce (GEC):** Solutions for domestic retail and ecommerce shipping, fulfillment, returns and cross-border transactions

Financial overview 2022

$3,538MM Revenue	**$176MM** Net cash from operating activities
$343MM / 10% Adj. EBITDA[1] / margin	**$14BN** Annual USPS throughput[2]

Shared value propositions across our businesses

1. Reducing the complexity of mailing and shipping
2. Strong & long-lasting partnership with the United States Postal Service (USPS)
3. Financing solutions across product portfolio
4. Leveraging common technology architecture

Note: [1] See appendix for Adj. EBITDA reconciliation; [2] From June 2021 until June 2022

12

Our businesses in more detail

1 SendTech

Digital and physical: Shipping / mail / analytics

Started in 1920



$1,360MM
38%
of 2022 revenue

- **#1** global mailing and shipping hardware device provider
- **65-70%** recurring revenue
- **900K+** sending devices and SaaS solutions with **150K+ paid SaaS subscribers**
- **600K+** clients with **~90%** retention rate
- Growth initiatives increasing at **20%+** annually

2 Presort services

Commingled: First Class Letter, Marketing Mail, and Flats

Acquired in 2002



$602MM
17%
of 2022 revenue

- **#1** workshare partner of the USPS
- **16BN** pieces of mail processed in 2022
- Volumes grew at **19% CAGR since 2008 vs. (39%) CAGR for USPS** total mail volumes
- **2,500+** clients across diversified verticals

3 Global Ecommerce (GEC)

Domestic and cross-border parcel and technology services

Expanded in 2012[1]



$1,576MM
45%
of 2022 revenue

- Platform **purpose-built** for Business-to-Consumer **(B2C) ecommerce**
- **~200MM** parcel volume exit rate in 2022
- **16** integrated national shipping hubs
- **600+** clients, incl. leading retailers and brands
- **~$45BN** current TAM with projected **14% CAGR** (2022–2026)[2]

Our segments are squarely focused on simplifying the complexity of mailing and shipping, often accompanied by supporting financing offerings

Note: TAM stands for 'Total Addressable Market'; [1] We expanded into cross-border in 2012 and had ~$10mm in revenues in 2012 from the businesses that form GEC today; [2] As per Pitney Bowes Market Intelligence (2023), represents Domestic Parcel, Cross-Border, Digital, and Fulfillment market TAM

13

1 SendTech excels as a high-margin, recurring revenue business model serving a resilient and durable client base


Package tracking
Mailing and shipping
Inbound receiving and tracking
Shipping
Mailing
Financing
Mail evidencing
Postage financing
Folders/inserters
Equipment financing
Working capital
Digital mailing document creation

- Reporting
- Support
- Data and analytics
- Business & professional services

- ✓ **#1 global sending devices market provider**
- ✓ **Market leader in capturing U.S. metered postage spend with 65-70% recurring revenue**
- ✓ **900K+ sending devices and SaaS solutions with 150K+ paid SaaS subscribers**
- ✓ **600K+ SendTech clients including large enterprises, Government and Fortune 500 companies**
- ✓ **Proprietary PitneyShip shipping software**
- ✓ **Best-in-class product security and technology**
- ✓ **8+ years average customer relationship and ~90% retention rate**
- ✓ **80%+ of transactions generated through tele / web sales channel**
- ✓ **$1.2BN finance receivables portfolio**
- ✓ **Growth initiatives expanding at 20%+ annually and expected to comprise ~30% of total revenue by 2026**

SendTech is a global technology solutions provider that simplifies shipping and mailing and is the leader in capturing postage market spend worldwide

Note: SaaS stands for 'Software-as-a-Service'; UI stands for 'User Interface'; API stands for 'Application Programming Interface'

14

1

Our financial services capabilities provide integral support to our SendTech shipping and mailing offerings

Integral financing support to SendTech services…

EQUIPMENT

~85% of customers leverage our Global Financial Services (GFS) to purchase our products

POSTAGE

~75% of customers utilize a deposit account or credit line from PB Bank to pay for postage

SHIPPING

Financing solutions for SMBs, high-volume shippers, carriers and 3PLs

Our bank is a regulated financial institution…

- Operating Industrial Loan Company (ILC)
- Lending institution
- State chartered bank
- Issuer & merchant servicer
- Deposit taking & FDIC insured
- Customary cash reserves

…with several areas of profitable growth

- Carrier Payment Solutions
- Equipment Leasing
- Working Capital Solutions
- Shipping & Logistics Financing

…maintaining required locked in cash balances

- Pitney Bowes Bank (PBB) is subject to **customary reserve requirements** for the amount of cash & cash equivalents
- Cash held at the bank is a **portion of customer deposits** and a significant amount cannot be withdrawn
- Our held cash is **invested in accordance with regulations and market best practices**

Our financing business holds $1.2BN in finance receivables and generates $275MM of financing revenue

Note: SMB stands for 'Small and Medium-sized Business'

15

2 Our Presort segment is the largest USPS workshare partner and the only national outsourced mail network

We play a critical role in mailing across the US


Pick up mail
Verify addresses and move updates
Merge multiple mailstreams
Sort to optimize ZIP Code™ density
POST OFFICE
Bypass local USPS entry points
Induct closest to delivery destination
Qualify for deepest postal discounts

- **#1 workshare partner of the USPS**
- ***Only* national network with 35 sortation facilities**
- **16BN pieces of mail processed in 2022 with volumes maintained in the face of overall mail volume declines**
- **2,500+ clients across resilient verticals**
- **Simplifies USPS compliance process for clients**

Presort revenues have grown in 9 of the last 10 years despite secular headwinds (2020 was the only declining year due to COVID-driven impact), underlining the strength and resiliency of our national network

16

③ We have built GEC into a leading ecommerce logistics player which leverages USPS connectivity for nationwide coverage

Critical presence in the logistics supply chain



Physical
Manufacturing
Fulfillment
Domestic and cross-border delivery
First mile
Middle mile
USPS for final mile
Cross-border consumer
Domestic consumer
Returns
Digital
Compliance
Quoting
Business rules
Labels
Tracking

Strategic national presence



Seattle, WA
Reno, NV
Salt Lake City, UT
Stockton, CA
Los Angeles, CA
Ontario, CA
Chicago, IL
Indianapolis, IN
Hebron, KY
Erlanger, KY
Boston, MA
Newark, NJ
Columbus, OH
Washington, DC
Atlanta, GA
Dallas / Ft. Worth, TX
Orlando, FL
GEC locations

- ✓ ~$45BN current industry TAM projected to grow at ~14% annually[1]
- ✓ Domestic, cross-border and digital solutions
- ✓ Full range of delivery, fulfilment and return services
- ✓ Critical fulfilment to middle-mile presence
- ✓ USPS relationship leveraged for capex-heavy final mile
- ✓ 600+ clients, incl. leading retailers and brands
- ✓ ~200MM domestic parcels exit rate in 2022

GEC is a leader in purpose-built solutions for B2C clients with fulfilment through middle-mile presence and partnership with USPS for the capex heavy final mile – creating an end-to-end ecommerce logistics player

Note: [1] As per Pitney Bowes Market Intelligence (2023), represents 2022-2026 TAM for Domestic Parcel, Cross-Border, Digital, and Fulfillment market

17

The transformation of Pitney Bowes

Our execution roadmap during Pitney Bowes’ transformation Streamlined, restructured and enhanced a disjointed portfolio of assets in secular decline 1 inherited by the current management in 2012 that now form a coherent business portfolio balanced between cash-generating and growth assets Thoughtful capital allocation and strong focus on balance sheet improvement with substantially 2 reduced debt levels while still investing in the business Strategic investments in growth avenues to revive portfolio growth and reduce exposure to end 3 markets that are declining in size Reinforced the durability and leadership of our SendTech and Presort businesses through timely 4 organic and inorganic investments 5 Our execution strategy is on the path to deliver long-term, sustainable shareholder value 19

Management inherited a disjointed portfolio of secularly declining assets in 2012

● (red) = *weak* ● (green) = *strong*

As of 2012

Business segments	Key offerings	Revenue ($BN)	Technology facilitating mailing and shipping?	Market position	Growth outlook
Management Services (PBMS)	Mail rooms, facilities & document management, reprographic and eDiscovery	$0.9	✗	◑	● (red)
Marketing Services (Imagitas)	Direct marketing services	$0.1	✗	◔	◔
Production mail (DMT)	Production mail systems and production print equipment	$0.5	~	◑	● (red)
Software	Enterprise data integrity and geolocation offerings	$0.4	✗	◔	◑
Mail Services	Presort mail services & cross border mail services	$0.4	✓	◕	● (red)
North America Mailing	Domestic mail & ship equipment	$1.8	✓	● (green)	● (red)
International Mailing	International mail & ship equipment	$0.7	✓	◕	● (red)

The disjointed, declining portfolio inherited in 2012 made it imperative for the current management to focus on necessary divestments and investments to restructure our business into a simplified, cohesive portfolio

Note: DMT stands for 'Document Messaging Technology'; numbers may not sum to total 2012 revenue due to rounding

20

During our transformation, we shed businesses with secular headwinds and limited operating leverage potential

We have exited assets in challenging industries where we were not positioned to win

● = *weak* ● = *strong*

Business segments (2012)	Focus area	Technology facilitating mailing and shipping?	Market position	Growth outlook	Divestment year	Transaction value ($BN)
Management Services (PBMS)	Business services	✘	◑	●	**2013**	**$0.4**
Marketing Services (Imagitas)	Direct marketing	✘	◔	◔	**2015**	**$0.3**
Production mail (DMT)	Production mail	~	◑	●	**2018**	**$0.4**
Software	Software	✘	◔	◑	**2019**	**$0.7**

- ✓ We have divested businesses with poor fundamentals at a weighted average transaction multiple[1] of **~9.3x** while our WholeCo. average LTM multiple was **~6.7x**
- ✓ **~$1.8BN** in proceeds generated from divesting PBMS, Imagitas, DMT and Software were used to repay debt, invest in core portfolio including growth adjacencies, and return capital to shareholders

Note: [1] Weighted average by transaction value; Based on FY / EBITDA in CY preceding year of sale

21

We restructured and enhanced the remaining businesses with investments in improved product platforms and growth in important adjacencies Restructured and enhanced our market leading segments… 5 = weak 5 = strong 2012 Today Market Growth Market Growth Segments Key investments since 2012 Segments position outlook position outlook ~$231MM capex ~$73MM in 12 tuck-ins #1 Mail Services 4 5 Equipment refresh and robotics Presort 5 2 Mail handler for 5-digit zip code optimization the USPS Expanded into Marketing Mail Flats North ~$600MM capex of which $200MM+ America 5 5 invested in mail product line refresh Mailing SaaS-based offerings introduced #1 Integrated shipping software SendTech 5 3 Global sending Significant back-office revamp International devices provider Mailing 4 5 Refocused footprint to major profitable countries …and expanded into growth adjacencies Market Growth New segment Key capabilities position outlook Scaled B2C ecommerce logistics platform ~14% Comprehensive forward and reverse logistics capabilities Global Ecommerce (GEC) 3 5 Projected industry Fully-integrated national network of 16 hubs CAGR (’22-’26) 1 Highly automated facilities Note: 1 As per Pitney Bowes Market Intelligence (2023), represents Domestic Parcel, Cross-Border, Digital, and Fulfillment market TAM 22

We have invested in balanced organic and inorganic growth of our mailing and shipping offerings Represents Presort tuck-ins $2.6BN of organic and inorganic investment between 2013 and 2022 2014 – 2016 2018 – 2022 Re-engineered Enterprise Business Platform primarily to simplify SendTech Expanded Domestic Parcel delivery network from 9 standalone to and enable its newer product offerings 16 integrated facilities 2013 2014 2016 2017 2020 2022 Organic Invested in Global Global rebranding Shipping API platform SendPro SendPro Mailstation Shipping 360 product investments Carrier Services campaign for the launched C-Series launched launched suite introduced Library digital era 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Microdynamics FC Vol. Mailing and LSC Fulfilling Acquisitions Zip Mail operations America Inc. Services Key investment criteria for organic and inorganic portfolio actions Strategically coherent Market leadership Network optimization Synergistic Sustainable growth prospects Automation 23

Today, we have a coherent and synergistic portfolio centered on reducing complexity in mailing and shipping A simplified and focused business model Simplifying shipping Shipping Mailing decisions Streamlining end-to-end mailing processes Embedded Shared USPS Shared Related Natural software and carrier integrated financing1 capabilities adjacencies relationships CloudTech Optimizing ecommerce operations 24

Balanced and disciplined capital allocation policy Balanced stockholder returns, debt repayments and growth investments… $1.7BN $1.5BN $1.6BN $1.1BN $2.1BN $0.3BN Debt paid down Capital returned Capex (organic Acquisitions Divestitures Average annual Cash (2013-22)1 to shareholders investments) (2013-22) (2013-22) from Operation6 (2013-22)5 (2013-22) (2018-22) …through prudent capital allocation over the past decade In $MM Debt repayment (net of issuances) 2 Share repurchases Dividends Capex Acquisitions Preferred share redemption7 $1,135 $980 $912 $8463 $832 $7924 $498 $488 $300 $314 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Note: 1 Net of debt issuances; 2 Represents years with net debt repayments only, Pitney Bowes had net debt issuances in 2016 and 2017; 3 ~$417MM when including net debt issuance of $428MM in 2016; 4 ~$306MM when including net debt issuance of $486MM in 2017; 5 Includes dividends plus share buybacks, $1.8BN total capital returned to shareholders when factoring in $300MM preferred stock redemption of Pitney Bowes International 25 Holdings (PBIH) in 2016; 6 Reported net cash from operating activities; 7 Redemption of Pitney Bowes International Holdings (PBIH) preferred stock; Numbers may not sum to due to rounding

Aggressive debt reduction has created strategic flexibility Total debt composition, $BN Implied operating debt Implied financing debt¹ Manageable debt $3.8 profile Total debt reduction of $3.3 $1.7BN since 2012-22 $1.1 $2.7 March 2021 $1.2 $2.6 refinancing $2.3 meaningfully extended $2.2 our maturity profile $1.1 $1.1 $1.0 We continue to $1.1 opportunistically $2.7 repurchase debt in the $2.1 open market $1.6 $1.5 $1.3 As of March 2023, we $1.1 have only ~$227MM of debt maturities until March 20262 2017 YE 2018 YE 2019 YE 2020 YE 2021 YE 2022 YE No large debt maturities until March 2026 Note: 1 Total finance receivables at 10:1 debt:equity ratio for 2017 – 2018 and 8:1 for 2019 -2022; 2 $237MM as of 12/31/2023 26

...while we have deployed balanced organic investments across our business portfolio

Capital expenditures across current segments (excluding divested assets), $MM



Presort
SendTech[1]
GEC
Shared / Group Level
~$120
~$176
~$161
~$155
~$159
~$187
~$137
~$105
~$184
~$125
2013
2014
2015
2016
2017
2018
2019[1]
2020
2021
2022

Cumulative capex since 2013[2]

SendTech: ~$600MM
Presort: ~$231MM
GEC: ~$372MM
Shared / Group Level: ~$306MM

Investments in GEC have significantly enhanced our domestic parcel operations and capabilities, while our investments in modernizing our product portfolio and technology infrastructure has boosted growth potential for SendTech and Presort

Note: Numbers may not sum due to rounding; [1] **Lease accounting change:** We adopted a new accounting standard effective 1/1/2019 that changed, among other things, how certain rental assets were accounted for, which resulted in no change in free cash flow and lower capex in SendTech; [2] **Shareholder letter update:** A shareholder letter dated 3/14/2023 inadvertently stated total organic and inorganic investment over the last 10 years in SendTech and Presort at ~$600MM. This should instead be total organic investment over the last 10 years in SendTech and Presort of ~$800MM. This clerical error has been rectified in revised letter filed on 4/10/2023.

27

Since 2012, we have eliminated several hundred million dollars of expenses Our SG&A as % of revenue has declined from ~39% Unallocated corporate expenses are linked to providing in 2012 to ~26% in 2022 service to all business segments SG&A as % of revenue1 Breakup of unallocated expenses within SG&A Our SG&A as % of 45% revenue has declined by 2022 ~13 percentage points Tech & Corporate between 2012 vs. 2022 overheads Innovation 40% Marketing 35% $204MM 30% HR Finance 25% â–ª Given multiple shared aspects between segments including HR, marketing, finance and tech & innovation, 20% centralized management of such functional services drives 2012 2014 2016 2018 2020 2022 efficiencies â–ª Only a small portion of the unallocated expenses are Our current SG&A expense ratio is within range of our peers2 corporate overheads Our SG&A expense ratio has improved significantly over the last 10 years and we continue to drive productivity through improved technology infrastructure and disciplined expense management Note: SG&A stands for ‘Selling, General and Administrative’ expenses; 1 Represents reported SG&A including restatements; 2 As compared to Form 10K peers who report selling, general and administrative expenses 28

SendTech | Presort | GEC

We have executed crucial strategic initiatives to revitalize and drive continued growth in SendTech

Focus area	**Revitalized core mailing product portfolio**	**Expanded TAM into growing shipping software space with focused and competitive strategy**	**Evolved Go-To-Market (GTM) to drive efficiency in core offerings and capitalize on growth initiatives**

Strategic initiatives	• **$600MM in capex since 2013**
	  • **$200MM+ invested** in mail product line refresh
	• **Award winning differentiated products**
	  • Postage-in-the-cloud technology
	  • Integrated mailing / shipping offerings
	  • Analytic capabilities
	• **Increased retention** and diversified **revenue streams**
	• Enabled **capture of new value**
	  • Shipping on our devices
	  • New analytic capabilities
		• Introduction of new **shipping software, PitneyShip,** which has expanded **SendTech's TAM by ~50% over the past 5 years**
		• **Focused on the Enterprise Office environment with competitive advantages** (e.g., existing clients, mail + shipping capabilities, our enterprise-class platform)
		• **Offerings have leveraged shared technology and capabilities powering SendTech and GEC** (Global Carrier Library, Tracking Capabilities, Relationship with USPS)
			• **Award winning** customer service
			• **Enhanced core** client segmentation
			• Built **contemporary inside and digital channels** that create efficient reach across core portfolio
			  • **80% of transactions** are via digital and tele channels
			• **IoT-connected devices** enable remote diagnostics and self-service
			• **Expanding relationships** and **growth opportunities** within existing client base
			• Created **dedicated shipping GTM team** and **realigned incentives towards growth initiatives**

Outcome	✓ **40%+ of SendTech North America revenue in 2022 generated by new products vs. 3% in 2012** ✓ **Refreshed product line with SaaS-based offerings**	✓ **22% growth in shipping-related revenues in 2022** ✓ **150K+ paid subscriptions, growing at 20%+ annually** ✓ **50% increase in the attractive enterprise client segment in 2022**	✓ **Enterprise Sales teams are expanding relationships across 90% of Fortune 500 and government clients** ✓ **Lowered SG&A expense as a % of revenue by 500 basis points over the past 5 years**
Growth prospects	**Halfway through refresh of install base, securing recurring revenue and furthering equipment sales**	**Outperforming market growth rates in our targeted verticals; natural adjacency with 600K+ clients**	**40% of GTM resources are now aligned to growth initiatives**

Note: IoT stands for 'Internet of Things'

29

SendTech Presort GEC SendTech’s successful repositioning has fueled its profitable growth, despite declines in the traditional mailing industry Our investments in product refresh have provided stability to our mailing portfolio despite industry trends Our SaaS offerings drive consistent above-market growth YoY growth % YoY growth % PBI equipment revenue USPS metered volume Paid SaaS subscriptions Shipping Software industry 8% 7% 72% 51% 30% (6%) (7%) 19% (7%) 17% (9%) 10% 9% (11%) 5% (12%) 2019 2020 2021 2022 2019 2020 2021 2022 4% 45+ 150k+ ~2.5x ~500bps YoY ’22 growth in finance Product launches Above market growth in Reduction in SG&A as % Paid SaaS cloud users receivables since 2019 shipping software sales of sales between ‘17-22 Source: USPS; Pitney Bowes Market Intelligence, Colography Group 30

SendTech | Presort | GEC

Our investments in SendTech have repositioned it to provide solutions to an increasingly digitalized world

Investments in SaaS-based devices and cloud software have transformed SendTech into a full-service mailing and shipping solutions provider


Analytics and software solutions
PitneyShip®
PitneyShip® Pro
PitneyAnalytics™
PitneyTrack®
Mailstream on Demand
Pitney Bowes Shipping 360
SaaS-enabled devices
PitneyShip™ Cube
SendPro® Mailstation
SendPro® C Auto
SendPro® C
SendPro® MailCenter

#1
Global sending devices provider

900k+
Sending devices (incl. SaaS subscriptions)

45+
Product launches since 2019

~$600MM
Cumulative capex since 2013

We have expanded our TAM by ~50% over the past 5 years and have repositioned SendTech into larger markets with higher growth, strong margins and recurring revenue potential

31

SendTech | **Presort** | GEC

Opportunistic M&A, network investment and an expanded product portfolio drive Presort's growth in a declining market

Focus area	**Achieving solid growth via organic customer acquisition and highly accretive M&A**	**Drove efficiencies through network optimization and investment in automation**	**Expand offering portfolio into Marketing Mail Flats**
Portfolio actions	• Completed 34 acquisitions since initially entering the space with the acquisition of PSI in 2002; 12 acquisitions in the past 7 years • Disciplined approach to acquisitions with excellent track record of successful integrations • Standardization benefits	• Continuously optimized national network to achieve maximum 5-digit qualification • Replaced ~30% of outdated sorters with fewer and more efficient current generation sorters in the last two years • Added auto-sleevers and piloting robotics to drive future efficiency gains	• Entered Marketing Mail Flat (MMF) market, increasing Presort TAM by ~50% • Cross-selling benefits with ability to sort all mail classes for clients • Network and shared labor operational synergies with core offering
Outcome	**Grew revenue from $430MM in 2012 to $602MM in 2022, despite secular headwinds**	**Productivity improved by 11% over the past 2 years, mitigating inflationary wage pressures**	**Added several major anchor customers and grew business by 44% CAGR since 2018**

32

SendTech Presort GEC Market leading position in Presort with growing revenue base despite secular challenges Pitney Bowes Presort vs. USPS mail volumes since 2008 (rebased to 100) Marketing mail volumes First class mail volumes Total mail volumes Presort Market Presort Market Presort Market 180% 180% 180% 160% 63% 160% 160% 140% 140% 140% 120% 120% 120% 11% 19% 100% 100% 100% 80% 80% 80% CAGR: (2.7%) (39%) (46%) 60% (32%) 60% 60% 40% 40% 40% 20% 20% 20% 0% 0% 0% We have invested $73MM in 12 tuck-ins and $231MM of capex into Presort since Mr. Lautenbach began as CEO with 3 tuck-ins in 2022 alone Our organic and inorganic investments into Presort’s network have helped grow market share and remain the largest USPS workshare partner with the only national network Source: USPS; Note: Total mail volumes represents total of marketing mail and first class mail volumes 33

SendTech | Presort | GEC

The Newgistics acquisition complemented our ecommerce portfolio, adding domestic parcel logistics services

GEC pre-Newgistics

Cross-border

- ✓ 200+ global destinations
- ✓ Fully tracked services
- × Limited market
- × Low competitiveness vs. peers with domestic offerings

Expedited (Digital)

- ✓ Global label printing capabilities
- ✓ Integrated into workflows of large customers
- × Heavily reliant on USPS reseller rates

\+

Newgistics (2017)

Fulfilment

- ✓ 2 regional warehouses
- × Manual sorting and limited integration
- × Subscale fulfilment capabilities (automation)

Forward Logistics

- ✓ Inject into USPS for final mile
- ✓ 7 regional facilities (for deliveries and returns)
- × Nascent stage with largely manual operations
- × Limited coverage and tracking capabilities

Returns & Reverse Logistics

- ✓ One of the original reverse logistics providers to USPS network
- ✓ Strong market presence
- × Outdated technology
- × Limited integration with manual operations
- × High customer concentration

Post-Newgistics, GEC in 2017 offered full suite of solutions for B2C ecommerce logistics; further benefits were derived as Newgistics leveraged USPS, Pitney Bowes's longstanding partner, for last mile connectivity

34

SendTech | Presort | GEC

We knew the Newgistics platform required investment to meet the evolving needs of our targeted B2C clientele

Newgistics at acquisition	Platform modernization investments	GEC today
Subscale, underinvested regional reverse logistics player		***Integrated fulfilment, forward logistics and reverse logistics player with coast-to-coast scale***
9 regional facilities	Expanded national network to **set of integrated** facilities for national, regional, or local shipping needs	National, regional and local coverage with coast-to-coast presence – *highly desirable for our B2C retail target base*
~65% manual operations[1]	High-speed **sortation automation** and robotics, driving network scalability	100% automated facilities with network scaled to handle 100% higher domestic volumes[2]
High dependency on handful of customers	**Significantly diversified** and expanded domestic B2C retailer client base	600+ clients, including leading retailers and brands
12-24 hour lag in parcel tracking	Introduced technology and processes to significantly **improve parcel tracking** and management	Real-time tracking
Outdated labeling technology	**Modernized labeling platform** allowing client to access all products via 1 API, accelerating cross-selling opportunities	Single bill and a single point of integration for label generation
No unified client interface	Built a client interaction portal allowing clients to **access all data in one platform**	'Client Connect' – 24/7 singular client interaction portal for all data
Limited consumer post-purchase engagement	Created a singular consumer facing tracking and **returns initiation platform**	'Consumer Connect' – 24/7 post purchase engagement platform

We have transformed Newgistics from a regional, largely manual business to an integrated and automated platform with coast-to-coast national presence, serving holistic needs of our B2C retail client base

Note: [1] Based on % of total facility sq. ft. space; [2] As compared to Newgistics in 2017

35

SendTech | Presort | **GEC**

Supported by our investments, GEC has seen considerable improvements in operating and financial KPIs

Our performance metrics speak for themselves

Improvements are driving higher service level performance	• On time delivery improved from **78%** in March 2022 to **90%+** currently • **2 days** faster average domestic delivery time in 2022 vs. 2021
Higher service levels enhancing value proposition and more volumes	• Customer loyalty, measured by Net Promoter Score (NPS), improved by **23** points YoY in 2022 • Revenue churn declined from **17%** in 2021 to **8%** in 2022 • **90+** new domestic parcel contract signings in 2022
Higher volumes are driving operating leverage in our network	• Unit gross profit improved by **$0.34** YoY in 2022
More efficient network management and improved tracking experience	• Consumer tracking event speed improved from **12-24 hours** at Newgistics acquisition to **within seconds** currently

We have turned the Newgistics platform into a leading B2C ecommerce logistics provider with best-in-class service, predictable costs and a growing client base

36

SendTech | Presort | GEC

GEC is purpose built for B2C ecommerce, with an asset-light business model leveraging USPS for last mile delivery

- ✓ **Purpose-built platform for B2C ecommerce logistics (1-5 lbs parcels)**
- ✓ Leveraged **Newgistics' underlying infrastructure to develop adjacent Forward Logistics** capability (which is ***3X larger than returns***)
- ✓ **Differentiated by "Designed Ecommerce"** – brands create their own individualized package and tracking experience around our BoxTools platform
- ✓ **Maintains focus on the underserved middle-market B2C ecommerce space rather than competing directly against the UPS/FedEx duopoly in B2B arena**

GEC's domestic playfield


Ecommerce logistics supply chain infrastructure
Manufacturing
Fulfillment
Domestic and cross-border delivery
First mile
Middle mile
Returns
Parcels injected into USPS for capex-heavy final mile
Transferred to USPS facility
USPS for final mile
Domestic consumer

Underlying real-time digital offerings

Compliance	Quoting	Business rules	Labels	Tracking

GEC has a focused strategy targeting the B2C ecommerce logistics subset of the overall parcels industry, where our partnership with USPS and brand-oriented value proposition creates a differentiated offering

37

SendTech | Presort | GEC

With domestic network virtually complete, strong service levels and new client wins create operating leverage

GEC's financial outlook

- ✓ Financial performance is expected to be driven by improvements in Domestic Parcel volumes and margin expansion
- ✓ Run-rate volumes exiting 2022 were ~200MM; additional uplift expected in 2023 from existing implementation pipeline and new client additions
- ✓ We expect Domestic Parcel gross margin improvement of up to 400 basis points in 2023, driven by:
  - Incremental volumes, increasing operating leverage
  - Continued labor and transportation efficiencies

GEC's domestic network build-out with 16 hubs is virtually complete



Population density[1]
0–50
50–100
100–200
200–300
300+
Seattle, WA
Reno, NV
Salt Lake City, UT
Stockton, CA
Los Angeles, CA
Ontario, CA
Dallas / Ft. Worth, TX
Chicago, IL
Indianapolis, IN
Hebron, KY
Erlanger, KY
Columbus, OH
Atlanta, GA
Orlando, FL
Boston, MA
Newark, NJ
Washington, DC

With majority of upfront capex on domestic network built-out completed, our network is operating with predictable cost and reliable service – positioning us for growth and margin expansion as volumes increase

Note: [1] Number of people / sq. miles. Source: U.S. Census Bureau (2020)

38

We now have a complementary, balanced business portfolio that is poised to deliver profitable revenue growth

	SendTech *38% of 2022 revenue*	+	Presort *17% of 2022 revenue*	+	GEC *45% of 2022 revenue*
Strategic focus	Recurring revenue business model with a substantially enhanced TAM		Market leading position with growing revenue base in a declining market		Excellent foothold in a high growth sector
Market position	Largest provider of global sending devices		Largest US public mail handler		Expanding market share
Infrastructure base	900K+ sending devices (65-70% recurring revenue)		Only national network for outsourced mail		17 ecommerce logistics facilities[1]
Growth outlook	Flat to low single digit		Flat to low single digit		~14% projected industry CAGR ('22E – '26E) [2]
Long-term EBIT margin profile	~30%		~15%		6% - 8%
	FCF source with growth potential		*FCF source with growth potential*		*Growth engine*

Pitney Bowes has the opportunity to double its EBIT from 2022 to 2026 at long-term EBIT margins

Note: [1] One facility is cross-border only; [2] As per Pitney Bowes Market Intelligence (2023), represents Domestic Parcel, Cross-Border, Digital, and Fulfillment market TAM

39

Our roadmap remains the right strategy to deliver shareholder value

Our timely actions have shielded us relative to the unfavorable macro trends our traditional end markets faced Through our strategic initiatives, we have transformed our business from one of shrinking 1 to growing revenues, and created a strategically coherent portfolio that is now on the cusp of sustainable profitable growth We acknowledge our TSR has underperformed against traditional comparables during our 2 business transformation; however, we believe that similar to other industries in transformation, our actions were necessary for our long-term viability We believe that bold and timely strategic actions have shielded us against steeper TSR 3 erosion driven by unfavorable macro trends in our traditional end markets As our strategic realignment nears completion, our market perception is poised to move 4 away from just a ‘legacy’ mail player to an integrated mailing, shipping and ecommerce logistics solutions provider We remain confident in our ability to deliver our targeted 2026 margin profile for our 5 segments, which has the opportunity to double Pitney Bowes’ EBIT and have a positive impact on share price 41

In transformation, we have moved from a negative five-year CAGR of 8.6% to a positive five-year CAGR of 4.9% Persistent decline in revenues was a key Revival of revenue growth with challenge prior to Mr. Lautenbach’s expansion into Ecommerce Logistics appointment ‘17-’22 CAGR 4.9% ‘12-’17 CAGR (6.6%) ‘07-’12 CAGR (8.6%) Dec 2012: Marc Lautenbach Sep 2017: Acquired appointed CEO and begins Newgistics business realignment Mr. Lautenbach has maintained focus on rightsizing and repivoting Pitney Bowes into growing end markets since his appointment in December 2012 42

We acknowledge our TSR has underperformed against traditional comparables during our business transformation… Total Shareholder Returns (TSR) through unaffected date of 11/18/2022 (Schedule 13D filing) 1-year TSR 3-year TSR 5-year TSR S&P S&P S&P Pitney Form 10-K & SmallCap Pitney Form 10-K & SmallCap Pitney Form 10-K & SmallCap Bowes Proxy peers S&P 500 600 Bowes Proxy peers S&P 500 600 Bowes Proxy peers S&P 500 600 68% 44% (14%) (14%) 33% 30% (28%) (13%) (20%) (24%) (52%) (49%) Source: FactSet; Note: Group medians represented; Form 10-K & Proxy peers: Acco Brands, Bread Financial, Avery Dennison, Cimpress, Deluxe Corporation, Diebold Nixdorf, Etsy, Fidelity National, Fiserv, Hub Group, NCR Corporation, Overstock.com, Rockwell Automation, Ryder System, Schneider National, Western Union, W.W. Grainger, Xerox 43

…however, similar to other industries in transformation, our actions were necessary for our long-term viability

Total Shareholder Returns (TSR) through unaffected date of 11/18/2022 (Schedule 13D filing)

1-year TSR


Pitney Bowes
Bookstore chains
Radio broadcasting
Movie theater chains
(49%)
(59%)
(55%)
(38%)

PBI's relative performance	*10%*	*6%*	*(11%)*

3-year TSR


Pitney Bowes
Bookstore chains
Radio broadcasting
Movie theater chains
(13%)
(44%)
(53%)
(58%)

PBI's relative performance	*31%*	*40%*	*45%*

5-year TSR


Pitney Bowes
Bookstore chains
Radio broadcasting
Movie theater chains
(52%)
(70%)
(78%)
(57%)

PBI's relative performance	*18%*	*26%*	*5%*

TSR since Mr. Lautenbach's appointment as CEO (12/03/2012)


Pitney Bowes
Bookstore chains
Radio broadcasting
Movie theater chains
(50%)
(83%)
(73%)
(40%)

PBI's relative performance	*33%*	*23%*	*(10%)*

As our strategic realignment nears completion, our market perception is poised to move away from just a 'legacy' mail player to an integrated mailing, shipping and ecommerce logistics solutions provider

	Pitney 2012	Pitney today	Declining industry players
End market in secular decline	✓	~	✓
Growth vector	✗	✓	✗
Prudent debt reduction	✗	✓	✗

Source: FactSet; Note: Group medians represented are **Bookstore chains:** Barnes & Nobel, Indigo Books & Music; **Radio broadcasting**: Audacy, Beasley Broadcast, Salem Media Group, Cumulus Media, Townsquare Media, MediaCo Holding; **Movie theater chains**: AMC Entertainment, IMAX, Cineworld, Everyman Media, Reading International, Cinemark

44

We remain confident in our ability to deliver our targeted 2026 margin profile for our segments

SendTech	Presort	GEC
~30%	~15%	6-8%
Long-term EBIT margins	Long-term EBIT margins	EBIT margins in 2026

SendTech and Presort provide a strong and durable foundation to our business with sizable upside potential from GEC…

…providing the opportunity to double Pitney Bowes' EBIT…

…and have a positive impact on share price

45

Highly-regarded Board and corporate governance practices

We have a highly-regarded and significantly refreshed Board that possesses the right skills to oversee Pitney Bowes’ long-term strategy Our governance practices are better than or in line with the broader market; ISS has 1 assigned us the lowest level of governance risk Robust ongoing Board refreshment program; since 2018, we have added 6 independent 2 directors1 while 8 longer-tenured directors have stepped down – we have made significant change while maintaining the appropriate balance of institutional knowledge Our Board is comprised of highly-qualified and diverse directors who actually possess the 3 key skills Pitney Bowes requires Our robust compensation structure directly links to performance, aligning management 4 and shareholder interests Our Board and management are highly engaged and oversee leading environmental and 5 social practices Note: 1 Count includes Katie May 47

Our governance practices are better than or in line with the broader market Better than or in % of S&P 600 Independent third-party proxy Governance provision line with market with provision practices? advisor ISS ranks PBI as best-in-class, indicating the lowest level Annually elected Board 65% of governance risk No dual-class stock 94% ISS QualityScore Majority vote standard for Charter amendments 46% Overall 1 Shareholder rights 2 Majority vote standard for Bylaw amendments 62% Board structure 1 Directors can be removed with or without cause 59% Compensation 2 Majority vote standard in uncontested director 55% elections Audit & risk oversight 3 No poison pill in place 98% 1 10 Lowest risk Highest risk Source: FactSet, public filings, ISS 48

Overview of our Board1 and our approach to Board composition Independence Overview of Board 1 approach to composition 89% Board composition is reviewed regularly, with the goal of aligning directors’ skills and expertise with PBI’s long-term strategy, while ensuring appropriate balance of institutional knowledge 8 Regular cadence of independent review of our Board Tenure members by outside advisors >10 0-5 After bringing stability to PBI’s strategy, in 2018 the Years 2 Years Board reassessed its approach to its composition Set new goal of having a mix of shorter, medium ~5 yrs and longer-tenured directors, but without any 1 5-10 6 explicit guidelines Years 6 new directors since 2018 (assuming election Robust director search process resulted in new of Katie May) directors with highly relevant qualifications to Ethnically or gender increase shareholder value and enhance the Board’s diverse ability to oversee Pitney Bowes’ transformation and long-term strategy, including: Portfolio simplification 3 Debt reduction 67% Development of GEC 6 Source: Company proxy; Note: 1 Figures assume election of Katie May 49

Robust ongoing Board refreshment program while ensuring appropriate continuity…

6 independent directors added and 8 longer-tenured directors have stepped down, reducing average tenure from ~11 years at the end of 2018 to ~5 years[1] at conclusion of 2023 AGM



Stepped down
1 Eduardo R. Menascé
2 David B. Snow Jr.
3 Linda G. Alvarado
4 Roger B. Fradin
5 Anne S. Fuchs
6 Michael I. Roth
7 David Shedlarz
8 S. Douglas Hutcheson
Avg. Board tenure²
2015 10
2018 11
2019 10
2020 10
2022 11
2023 5¹
Joined Board
1 Linda Sanford Significant transformation experience
Outside advisor review of Board (2016)
2 Mary Guilfoile Deep expertise in financial services
3 Robert Dutkowsky Technology and logistics expertise and significant transformation experience
3 of 4 standing committee chairs rotated
4 Sheila Stamps Banking and accounting expertise, significant transformation experience
Outside advisor review of Board (2022)
5 Steven Brill Deep experience in shipping, global e-commerce and cross-border operations
6 Darrell Thomas Substantial finance and treasury experience
Katie May (Recommended by the Board for election at 2023 annual meeting)

Members of the Board and Governance Committee (incl. Anne Busquet, Bob Dutkowsky and Linda Sanford), spearheaded recent refreshment efforts, which resulted in the addition of new highly-qualified and engaged directors

Source: Company proxy

Note: [1] Director additions and average tenure calculated assumes our recommended director nominees (including Katie May) are elected; [2] Average tenure calculated at end of each respective year, except for 2023, which is calculated assuming our recommended director nominees (including Katie May) are elected

50

…resulting in a Board that is comprised of highly-qualified and engaged directors

Director | **Key experience / qualifications**



G C

Steven Brill

Retired President of Corporate Strategy, United Parel Service

Vote at 2022 AGM: n/a

- Retired from UPS in 2020, where he last served as the President of Corporate Strategy, working on the long-term direction of the enterprise to drive sustainable profitable growth. This included developing strategic imperatives as well as organic and M&A strategies across global markets, business units, and verticals.
- Over 33 years experience in logistics and e-Commerce, serving in a variety of transformational leadership roles at UPS, including the head of a $4 billion cost reduction program that funded the company's investment in healthcare, eCommerce, small & medium size business and international expansion.
- Prior to this, he served as the Vice President of Global Retail and B2C strategy, where he led the organization's transition to a majority eCommerce provider and positioned UPS for growth in the rapidly evolving retail and consumer goods marketplace.
- UPS career included various leadership positions in logistics, operations, marketing, sales, and strategy.



G E C

Anne M. Busquet

Principal, AMB Advisors, LLC

Beneficially owns 142,064 PBI shares

Vote at 2022 AGM: 95%

- 30 years of experience as a senior public company executive in interactive service initiatives, financial services, digital and business development, and marketing at leading companies, including American Express and InterActive Corp.
- Recognized for her substantial operational experience, including in international markets, marketing channels, emerging technologies and services, and product development.
- Served on eight public company boards throughout her career.



G E C

Robert M. Dutkowsky

Non-Executive Chairman of the Board, US Foods

Beneficially owns 109,617 PBI shares

Vote at 2022 AGM: 88%

- Expertise developed as the Chair and CEO of several supply chain companies in other industries, including one of the world's largest, allowing him to provide an invaluable perspective to Pitney Bowes related to finance, management, operations, and risk.
- Possesses broad global business, industry, and operational experience and is highly skilled at viewing the technology industry from a variety of perspectives.
- Extensive corporate governance expertise, having served on nine public company boards throughout his career.
- Served as the Chair of five public companies and CEO of three.

G Governance Committee | E Executive Committee | A Audit Committee | C Executive Compensation Committee | F Finance Committee | ◯ Committee Chair | ★ Board Chair | [dashed box] Joined since 2018

Source: Company proxy

51

…resulting in a Board that is comprised of highly-qualified and engaged directors (cont'd)

Director		Key experience / qualifications
 A F	**Mary J. Steele Guilfoile** *Chair, MG Advisors, Inc* *Beneficially owns 123,552 PBI shares* *Vote at 2022 AGM: 95%*	▪ Financial Services executive for 25 years on Wall Street, including at JP Morgan Chase, and other financial services firms. Has relevant industry experience, serving on the board of C.H. Robinson Worldwide, a logistics company, since 2012. ▪ Gained expertise through positions as treasurer, CFO, COO, Chief of Strategy, and as a private placement deal person. Possesses valuable expertise and know-how in areas including accounting, risk management, and auditing, and has worked in various merger integration, executive management, and strategic planning positions. ▪ Extensive experience serving on Board Audit Committees, including for Pitney Bowes. Mary also serves as Chair of the Audit Committee for The Interpublic Group of Companies and DUFRY AG, respectively, and is a CPA – which she continues to maintain. ▪ Served on a total of seven public company boards throughout her career.
 E	**Marc B. Lautenbach** *President and CEO, Pitney Bowes Inc.* *Beneficially owns 5,291,512 PBI shares* *Vote at 2022 AGM: 96%*	▪ Extensive experience working with a breadth of client segments, including the small- and medium-sized business segment and public and enterprise markets, and possesses significant international experience. ▪ Overseen the Company's strategic transformation and taken decisive action to create long-term value for shareholders in an unpredictable and volatile market. Taken decisive actions to create long-term value for shareholders by transforming the Company from a position of secular decline to growth. ▪ Worked with our Board and management team over the past 10 years to reduce our debt by $1.7 billion, eliminate several hundred million dollars of expenses, return $1.5 billion in capital to shareholders in the form of dividends and share repurchases, and divest $2.1 billion of non-core, slower-growth businesses. ▪ Improved the Company's revenue CAGR from -8.6% from 2007 – 2012, the years prior to Mr. Lautenbach joining the Company, to 4.9% from 2017 – 2022.
 E A C	**Linda S. Sanford** *Retired Senior Vice President, Enterprise Transformation at IBM* *Beneficially owns 156,703 PBI shares* *Vote at 2022 AGM: 95%*	▪ Retired Senior Vice President of Enterprise Transformation at IBM, where she was responsible for working across IBM to transform core business processes and create an IT infrastructure to support and integrate processes globally. ▪ Possesses a deep understanding of technology and global operations and is a member of the Women in Technology International Hall of Fame and the National Academy of Engineering. ▪ Led the transformation of a highly-visible business that is still growing (at IBM) and has deep operational experience transforming and leading businesses. ▪ Served on five public company boards throughout her career.

G Governance Committee · E Executive Committee · A Audit Committee · C Executive Compensation Committee · F Finance Committee · ○ Committee Chair · ★ Board Chair · [dashed box] Joined since 2018

Source: Company proxy

52

…resulting in a Board that is comprised of highly-qualified and engaged directors (cont’d) Director Key experience / qualifications Sheila A. Stamps â–ª Operating experience in commercial banking and capital markets, small and medium sized businesses, risk Former Commissioner management, and international markets. and Audit Committee â–ª Extensive knowledge from diverse roles in logistics, regulatory and government affairs, business transformation, and Chair, New York State corporate governance. Insurance Fund â–ª Served on five public company boards throughout her career and has over 12 years of Governance experience. This Beneficially owns includes serving as the Chair of the Finance and Audit Committee of Atlas Air’s Board of Directors, as well as on A C 65,636 PBI shares Nominating/Governance, Compensation, Risk and Audit and Finance committees of boards. Vote at 2022 AGM: 95% Darrell Thomas â–ª Spent nearly two decades working in banking with Commerzbank Securities, Swiss Re New Markets, ABN Amro Retired Vice President Bank, and Citicorp/Citibank, where he held various capital markets and corporate finance roles. and Interim CFO, â–ª Significant board experience, including on the boards of British American Tobacco, Dorman Products, Scotia Harley Davidson Holdings (US), and Sojourner Family Peace Center. Vote at 2022 AGM: â–ª Served as Vice President and Interim CFO of Harley-Davidson, Inc., having previously held several senior finance n/a positions including Treasurer. A F Possesses deep understanding of capital allocation, liquidity, and risk management. â–ª G Governance E Executive Committee A Audit Committee C Executive Compensation F Finance Committee Chair Board Chair Joined Committee Committee Committee since 2018 Source: Company proxy 53

Our directors possess the key skills to oversee PBI’s strategy Directors Anne Robert Mary Steele Marc Linda Sheila Darrell Steve Brill Busquet Dutkowsky Guilfoile Lautenbach Sanford Stamps Thomas Experience As Current Or Recent Public Company CEO Mailing / Logistics / Shipping Experience Retail And E-Tail Experience SMB Experience Financial And Capital Markets Experience Experience In Emerging Technology Financial Services Experience Product Management / Development Experience Transformation Experience International Experience Source: Company proxy 54

Our directors possess the key skills to oversee PBI’s strategy (cont’d) Directors Anne Robert Mary Steele Marc Linda Sheila Darrell Steve Brill Busquet Dutkowsky Guilfoile Lautenbach Sanford Stamps Thomas Other Public Company Board Experience Governance Experience CFO Experience M&A Experience / Acumen Capital Allocation Experience Audit / Tax Experience Technology and ecommerce Shareholder / Investor Perspective Diversity Source: Company proxy 55

Contrary to Hestia’s inaccurate claims, our directors’ interests are directly aligned with shareholders Hestia’s inaccurate claims “The current Board owns few shares…the Board’s collective de minimis stake in Pitney Bowes shows a clear lack of alignment with long-suffering stockholders.” The FACTS Directors up for re-election Shares beneficially and added prior to 20231 owned % of class All executive officers and Anne M. Busquet 142,064 0.1% directors as a group Robert M. Dutkowsky 109,617 0.1% Mary J. Steele Guilfoile 123,552 0.1% beneficially own approximately 5% of PBI, Linda S. Sanford 156,703 0.1% including 2.9% held by Mr. Sheila A. Stamps 65,636 <0.1% Lautenbach Marc B. Lautenbach 5,291,512 2.9% Source: Public filings, Company proxy; Note: 1 Excludes Steven Brill and Darrell Thomas 56

Highlights of our compensation plan â–ª Rigorous targets have ensured appropriate realized compensation is directly linked to performance – 90% of Mr. Lautenbach’s 2022 compensation was at-risk – Mr. Lautenbach’s realized compensation has decreased in each of the last 2 years, and was ~53% of target in 2022 – Mr. Lautenbach’s annual and long-term incentive payments have been below targets for each of the last 7 years – Mr. Lautenbach and all other NEOs forfeited their 2022 performance-based restricted stock grant as a result of PBI failing to meet the performance threshold target â‘ The grant date fair value of Mr. Lautenbach’s forfeited award was over $2.5MM â–ª Mr. Lautenbach has not sold any post-tax shares awarded to him or any of the ~$1.35MM in stock he has acquired through open market, underscoring his belief in the Company’s prospects and his direct alignment with shareholders’ interests â–ª Shareholders have supported say-on-pay with an average of >90% over the past 3 years Source: Company proxy 57

Compensation structure aligns management and shareholder interests Shareholders have supported say-on-pay with an average of >90% over the past 3 years 2022 CEO compensation mix Strong compensation and pay governance practices Long-term Base salary 100% of annual incentive tied to pre-established financial metrics incentive plan 10% 100% of the long-term incentive tied to pre-established financial metrics, growth Annual in our share price and relative TSR 17% incentive Significant stock ownership guidelines for senior executives and directors Total at-risk compensation Independent compensation consultant 90% Annual shareholder advisory on executive compensation vote 73% One-year post-vesting retention period for equity-based long-term minimum all incentive awards for executive officers Mr. Lautenbach has not sold any post-tax vested shares throughout his tenure Overview of at-risk compensation Annual performance-based cash bonus Long-term performance-based equity and cash incentive units Based 100% on PBI’s financial performance Performance Stock Units (PSUs)/Cash Incentive Units (CIUs): Financial objectives established for each year within the 3-year cycle: (i) adjusted EPS Annual performance metrics (established at the (50%) and (ii) adjusted FCF (50%) beginning of each year): (i) adjusted Earnings TSR modifier (up to +/- 25%) based on cumulative 3-year TSR ranked Before Interest and Taxes (EBIT) (40%), (ii) against peer group; the cumulative TSR must be positive for any positive adjusted Free Cash Flow (FCF) (30%) and (iii) application of TSR modifier (regardless of company rank against peers) revenue growth (30%) Performance-Based Restricted Stock Units (PRSUs): threshold objective The weighting for Adjusted EBIT increased from 33% to 40% for 2022 to align with PBI’s focus established in first year of grant 2022 grant objective based on adjusted income from continuing operations; on profitable revenue growth vests in 3 equal installments over 3 years if objective is met Strategic modifier (up to +10% percentage points) PBI did not meet the 2022 threshold target, resulting in the forfeiture of the based on achievement of enterprise strategic 2022 PRSU grant for the CEO and all other NEOs; PRSU grant date fair value goals, including ESG measures for the CEO was over $2.5MM Source: Company proxy 58

Rigorous goals have ensured appropriate realized compensation is directly linked to performance

Annual incentive and PSU / CIU payouts have been below target for the last 7 years, with average payouts of ~50% and ~42% of target for Mr. Lautenbach, respectively

Annual Incentive	Rationale	Payout factor as % of target 2020	2021	2022
Adjusted EBIT	Metrics chosen to incentivize management to focus on near-term growth of PBI, including the ability to generate cash to manage current financial needs	0%	0%	0%
Revenue growth		50.0%	29.3%	17.7%
Adjusted FCF		27.2%	25.5%	29.2%
Strategic modifier		4.9%	5.8%	9.3%
Downward adjustment	2022 downward adjustment predominantly due to impact of working capital timing at year-end	n/a	n/a	(9.0%)
Total payout[1]	--	**82.1%**	**60.5%**	**47.2%**

Long-Term Incentive (PSU / CIU)	Rationale	Payout factor as % of target 2018-2020	2019-2021	2020-2022
Adjusted EPS	EPS is measure of long-term profitability; FCF critical to help reposition and pursue new growth opportunities; TSR modifier links compensation to share price	25%	29%	17%
Adjusted FCF		40%	40%	40%
TSR modifier		(7%)	(3%)	14%
Downward adjustment	2022 downward adjustment predominantly due to impact of working capital timing at year-end	n/a	n/a	(7%)
Total payout[1]	--	**58%**	**66%**	**64%**

Actual pay ($MM) vs. TSR

Compensation is directly linked to performance



CEO pay
Avg NEO pay
$1.5
$11.2
$1.8
$6.9
$0.7
$0.8
2020
2021
2022
PBI TSR
61%
10%
(40%)
Peer Avg. TSR²
47%
16%
(30%)

Source: Company proxy, FactSet

Note: [1] Totals may not equal sum of metrics due to rounding; [2] Peers include ACCO Brands, Avery Dennison, Bread Financial Holdings, Cimpress plc, Deluxe, Diebold Nixdorf, Etsy, Fidelity National Information Services, Fiserv, Hub Group, NCR Corporation, Overstock.com, Rockwell Automation, Ryder System, Schneider National, The Western Union, W.W. Grainger and Xerox Holdings

59

Our Board and management are highly engaged… Comprehensive investor outreach program on both business and governance topics Highlights of our CEO’s 2022 employee engagements â–ª Includes post-earnings communications, one-on-one In-person and virtual events conferences, individual meetings and general availability to respond to investor inquiries including an HR summit, HQ days, 26 employee roundtables, town halls â–ª Periodic engagement with proxy advisory firms and meetings with global teams â–ª Numerous conferences attended in 2022: Sidoti Small Cap Conference, Bank of America Securities LevFin Conference and Jeffries Industrials Conference â–ª Held two field trips in 2022 to showcase facilities Site visits across the United States (Atlanta and Los Angeles) 14 â–ª Significant redesign of the website Spring 2022 Fall 2022 Employee survey scores on Outreach to holders of Outreach to holders of approximately 50% of approximately 50% of >80% leadership and manager our shares our shares effectiveness Key topics included: Corporate governance, executive compensation, risk oversight, ESG Continuous 13 “Mondays with Marc” online videos, 7 CEO blogs, 4 CEO engagement emails, 5 “OurPB” articles Insights and perspectives shared with Governance Committee and with the Board Source: Public filings, Company website 60

…and oversee leading environmental and social practices Independent third-party Disclosure frameworks Alignment with third-party recognition considered goals framework â–ª Focus particular attention on the environmental risks most relevant for our Company: – Impact of carbon emissions due to the use of energy in our operations, throughout our value chain, suppliers and clients Environmental – Impact of the physical goods produced or used in our operations â–ª Committed to target of carbon neutrality by 2040 in our operations (scope 1 & 2) sustainability â–ª In 2021, expanded emissions reporting to include full scope 3 emissions, as we recognize the importance of the emissions associated with Pitney Bowes’ value chain â–ª Improved miles per gallon of our tractors by 6% â–ª Our sites’ CO2 emissions decreased by 23% in 2021 â–ª Diversity and inclusion have been a part of Pitney Bowes’ journey to sustained excellence and high performance for almost 100 years – People of color comprise 48% of our U.S. workforce, 32% of our management and 21% of our senior management – Women comprise 43% of our global workforce, 33% of our management and 28% of our senior Our people management â–ª Our centralized Environmental Health & Safety (EHS) team partners with site and operations leadership to ensure the safety of our employees – in 2021: – Our worldwide Total Recordable Incident Rate was down by 23% – Restricted Workday Case Rate was down by 20% – Lost Workday Case Rate was down by 21% â–ª The desire to give back by supporting our communities is central to our culture Clients, – More than 197K students reached and 2.2MM hours of student enrichment – $3MM provided by the Pitney Bowes Relief Fund to support impacted communities since its suppliers and inception in 1992 communities â–ª Our Client. Team. Innovate. Win. movement epitomizes this heightened client focus and helps accelerate new advances—we reinforce these efforts by selecting suppliers whose quality and service support our approach Source: Pitney Bowes 2021 ESG Report, Company website 61

Hestia's numerous misleading governance claims

Hestia's inaccurate claims

- x Excessive director tenure and dismal TSR
- x Lack of stock ownership
- x Unwillingness to engage with stockholders
- x Inattentiveness to investors
- x Misaligned CEO compensation

The FACTS

- ✓ Robust ongoing Board refreshment program; since 2018, we have added 6 independent directors[1] while 8 longer tenured directors have stepped down
- ✓ All executive officers and directors as a group own 5% of PBI, including 2.9% held by Mr. Lautenbach
- ✓ Comprehensive investor outreach program on both business and governance topics – we reached out to holders of ~50% of our shares in Spring and Fall 2022
- ✓ Rigorous targets have ensured appropriate realized compensation is directly linked to performance
  - ✓ 90% of Mr. Lautenbach's 2022 compensation was at-risk
  - ✓ Mr. Lautenbach's realized compensation has decreased in each of the last 2 years, and was ~53% of target in 2022

Source: Public filings; Note: [1] Count includes Katie May

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Hestia’s proxy contest is misleading and misinformed with a value-destructive strategy

Hestia’s proxy contest is misleading and misinformed with a value-destructive strategy We have made extensive efforts to engage constructively and in good faith with Hestia, but despite 1 this Hestia chose to pursue an unnecessary and misguided proxy fight Hestia is seeking control of PBI but has articulated no significant strategic plans, with numerous 2 conflicting and changing points of view throughout its engagement Our nominees possess all the key skills Hestia claims its nominees bring and have far superior 3 experience and expertise in each of these categories Hestia refuses to acknowledge our rigorous, positive Board changes – any further changes would 4 destabilize the Board, which would impede our strategic progress and put shareholder value at risk Despite claiming to have a qualified interim CEO candidate since Dec-2022, Hestia ultimately 5 defaulted to one of its previously named director nominees (Lance Rosenzweig) as a last resort Mr. Rosenzweig is not qualified to serve as a PBI director, much less as CEO, based on his history 6 of poor performance, weak corporate governance and lack of shipping and logistics experience Hestia’s “Shrink GEC” strategy is flawed, value-destructive and demonstrates a fundamental 7 misunderstanding of our businesses and strategies 64

We tried to constructively engage with Hestia…

Nov 2021 – May 2022 *(7 meetings, incl. 1 facility tour)*	▪ PBI participants spanned a variety of levels and teams within the organization, and included both Mr. Lautenbach and Ana Chadwick (CFO) ▪ Constructive engagement, during which Hestia repeatedly claimed they were not an activist investor
Jun 2022 – Jul 2022 *(3 meetings)*	▪ Hestia sent a private letter to the PBI Board (copying a prominent activist law firm, Olshan) ▪ Mr. Lautenbach made multiple attempts to discuss Hestia's underlying assumptions and outside-in perspectives on Hestia's assertions, namely that (i) PBI could get $1.9BN for a sale of GEC, (ii) PBI was worth $10-28 per share and (iii) PBI should conduct share buybacks, yet Hestia repeatedly refused, arguing that the "details did not matter" ▪ Mr. Lautenbach offered to sign an NDA with Hestia to share more information; however, Hestia did not agree
Aug 2022 – Nov 2022 *(8 meetings, incl. 1 facility tour)*	▪ During the facility tour, Mr. Wolf bickered with other investors by advocating for PBI to pursue share repurchases instead of debt repayment ▪ Hestia sent another private letter to the PBI Board ▪ PBI invited Hestia to present to the Board, during which Hestia presented no concrete strategic ideas besides Board refreshment ▪ After Hestia privately proposed director candidates, PBI promptly invited all of them to interview with members of the Board, including then-Chairman Mr. Roth, Ms. Busquet, Ms. Sanford and our new Chairman Mr. Dutkowsky – 4 days after PBI invited all Hestia proposed candidates to interview, Hestia filed its Schedule 13D
Dec 2022	▪ After interviewing all Hestia's candidates, the Board determined that 2 were qualified and 2 were not (incl. Kurt Wolf), and offered a resolution that included adding the 2 qualified candidates to the Board and amending the existing Finance Committee charter to address Hestia's requests ▪ Without warning, Hestia released a public letter and announced intention to nominate a control slate and to propose an interim CEO
Jan 2023 – Feb 2023 *(1 meeting)*	▪ Hestia formally nominated control slate ▪ Hestia repeatedly stated privately that they would not object to Mr. Lautenbach remaining CEO, but ~3 weeks later demanded the resignation of both Mr. Lautenbach and Mr. Roth as a condition to any settlement

Source: Public filings, private letters and presentations from Hestia

65

…and our Board made genuine efforts to come to a reasonable resolution

- Our **2 new director appointments in 2023 and the recommendation for Katie May,** the announcement of **3 incumbents (including our Chairman) stepping down** and our offer to **expand the scope of our existing Finance Committee** have **more than sufficiently addressed Hestia's original request**
  - Yet Hestia **erratically changed course** and demanded the resignation of **both** Mr. Lautenbach and Mr. Roth and the formation of a CEO search committee
- On numerous occasions, Hestia **instantly rejected counter-offers on the spot with no consideration**
- Despite our significant engagement, **Hestia is seeking control of Pitney Bowes with no significant strategic plans, an unqualified CEO candidate and consistently conflicting and changing points of view**

✓ = ***meets Hestia's original proposal***

	Nov 2022	Dec 2022	Jan 2023			Feb 2023				
	Hestia	pitney bowes	Hestia	pitney bowes	Hestia	pitney bowes	Hestia	Hestia	pitney bowes	
New directors	**3** (Hestia nominees)	**2** (Hestia nominees)	**7** (nominated by Hestia, incl. CEO replacement)	**3** (1 Hestia nominee + 2 mutually agreed)	**3** (Hestia nominees)	**3** (2 Hestia nominees + 1 mutually agreed)	**3** (Hestia nominees)	**3** (Hestia nominees)	**3** (mutually agreed)	✓
Incumbent resignations	**2** (to be determined)	**0**	**7**	**1** (to be determined)	**2** (to be determined)	**2** (to be determined)	**2** (Mr. Lautenbach and Mr. Roth)	**1** (Mr. Lautenbach + 1 delayed – Mr. Roth)	**2** (to be determined + 1 delayed – Mr. Roth)	✓
Board committee	New Strategic Review Committee	Expand / clarify scope of existing Finance Committee	--	Expand / clarify scope of existing Finance Committee	Expand / clarify scope of existing Finance Committee	Expand / clarify scope of existing Finance Committee	Expand / clarify scope of existing Finance Committee	New CEO search committee	Expand / clarify scope of existing Finance Committee	✓

Source: Public filings

66

For months, Hestia made vague, empty promises to shareholders while it scrambled to formulate a plan “We look forward to formally “We look forward to announcing an “…we have an interim introducing our proposed interim interim Chief Executive Officer Chief Executive Officer Chief Executive Officer, director candidate, issuing a 100-day and other interim candidates and their strategic transition plan and sharing a executives ready to hit the operating plan in the weeks and detailed value creation strategy prior ground running right away” months to come” to the upcoming Annual Meeting” March 6, 2023 December 12, 2022 January 23, 2023 “Since Pitney Bowes has urgent 1 Hestia repeatedly claimed it problems that need to be addressed right had a robust plan and an away, our slate has a 100-day plan, as interim CEO candidate; well as a longer-term strategy” however, it failed to find a “[Replace] Mr. Lautenbach with an qualified individual as CEO, identified interim Chief Executive defaulting to one of their Officer who is ideally suited to initiate the previously named director turnaround of the Company” nominees as a last resort March 16, 2023 2 To date, Hestia has not provided a concrete plan or “Our slate intends to replace One of Hestia’s nominees reached strategy for PBI; its “100-Day” Mr. Lautenbach with a out to an executive search firm plan, which alleges to provide proven interim CEO, one about finding a CEO candidate stability, only highlights vague who has created significant Mid-to-late March 2023 (following value when leading other platitudes, is not based on any Hestia’s definitive proxy filing) turnarounds. factual or informed work and April 2, 2023 would risk significant business, employee and customer disruption Source: Public filings 67

Hestia’s conflicting and changing points of view for Pitney Bowes Over months of private engagement, Hestia refused to share any of the assumptions underlying its analysis Prior thesis Revised thesis Valuable asset with Spin-off (at an GEC the wrong strategy; unrealistic valuation) “shrink GEC” then sell No management As of April 2023, 17 Management Replace CEO changes months after initial outreach, Hestia has Focus on de- only made vague Capital Repurchase shares ? leveraging; no ? statements and has allocation repurchases at this not yet shared a time coherent or comprehensive Control of the Board, strategy for PBI, and Minority Board Board including replacement yet is seeking control representation of Chair of the Board PBI Bank Sell Improve or sell Mr. Lautenbach’s strong and clear vision for Pitney Bowes is far superior for shareholders, and by supporting Hestia’s conflicting and constantly changing thesis, Mr. Rosenzweig demonstrates he has a fundamental misunderstanding of our business and is not qualified to lead the Company Source: Public filings, private letters and presentations from Hestia 68

Hestia remains fixated on establishing a redundant Board committee Hestia’s proposed new PBI’s existing Finance Committee Strategic Planning and Capital responsibilities Allocation Committee areas of focus We clearly articulated to Reviews PBI’s financial condition and â–ª Support management and provide Hestia that the Board’s capital structure recommendations to the full Board pertaining to capital allocation, existing Finance Evaluates significant financial policies operational improvements and and activities, including dividends and long-term strategic improvements Committee regularly share repurchases Review of major financial transactions reviews capital allocation relating to the Company, including and major corporate mergers, acquisitions, and dispositions Monitors current and projected financial transactions, and even condition offered to expand the Summary of the actions taken at each meeting are presented by the scope further, yet they Committee Chair at the next Board meeting remained fixated on Oversees major retirement programs â–ª Recruit a permanent CEO, establishing a redundant and savings plans including by retaining an independent search new Board committee Annually produces committee performance evaluation Source: Public filings 69

Our nominees, including those whom Hestia is targeting, have superior skills and experience compared to Hestia’s nominees â–ª All the skills Hestia publicly claimed on March 61 the Board “needs” are already currently represented on our Board â–ª 10 days later, Hestia highlighted a different list of skills, demonstrating its erratic nature and poor understanding of PBI’s business2 â–ª The skills Hestia claims its nominees possess are superficial at best Supported PBI nominees Hestia nominees by PBI Key skills / experience highlighted by Hestia Busquet Dutkowsky Lautenbach Sanford May Alberti-Perez Everett Rosenzweig Wolf Posting, shipping and technology Recruitment, human capital Not disclosed in Hestia’s proxy and succession March 6 skills Industry relationships highlighted Shareholder/ investor perspectives Transformation / turnaround Capital allocation March 16 C-level / public board skills highlighted Executive transition Industry operating Capital markets Source: Public filings; Note: 1 Hestia press release filed on 03/06/23; 2 Hestia letter to PBI shareholders filed on 03/16/23 70

Aside from Katie May, Hestia's nominees lack the necessary skills and backgrounds to help execute our strategy

Hestia's current nominees					*Withdrawn nominees*	
Milena Alberti-Perez	**Todd Everett**	**Lance Rosenzweig**	**Kurt Wolf**	**Katie May**	**Carl Grassi**	**Ken McBride**
x Limited public company board experience x No public company CFO experience x Lacks shipping and logistics experience	x No public company board experience x Limited applicable experience, given size and strategic direction of Newgistics x Potential antitrust concerns x Questionable track record as a strategic advisor	x History of extensive management disputes and as a board disruptor x Lacks shipping and logistics experience x Multiple instances of shareholder litigation while he was a director	x Limited public company board experience x Abrupt departure from GameStop after less than a year, seemingly due to discontent of his own investors x High PBI ownership concentration, resulting in focus on short-term returns, at the expense of long-term viability of the business	✓ ecommerce and shipping expertise ✓ Past CEO experience ✓ Public company board experience	x Extensive relationship with Ancora and its affiliates, who are tied to Hestia x Limited public company board experience x Lacks shipping and logistics experience	x Publicly disparaged USPS, which is a key business partner of PBI x Director at Stamps.com, a primary competitor of PBI x Concerning legal history, including an alleged kickback scheme involving the USPS reseller program

Katie May is the only Hestia nominee the Board believes would be additive to PBI

Source: Public research

71

Lance Rosenzweig is not qualified to serve as a director of Pitney Bowes, much less as CEO

Mr. Rosenzweig does not have any shipping and logistics experience



- ✖ **Mr. Rosenzweig is not qualified to serve as a director of Pitney Bowes, much less as CEO**, based on his track record of **poor performance** and **weak corporate governance**, as well as his **lack of shipping and logistics experience**
- ✖ He is not a strong or qualified CEO candidate as evidenced by Hestia's own announcement that **he will only be responsible for 2 out of 6 pillars of its strategy**
- ✖ Checkered past involving **extensive management disputes and poor performance** (e.g., Support.com had declining year-over-year revenue every quarter Mr. Rosenzweig was CEO)
- ✖ While at NextGen Healthcare, Mr. Rosenzweig demonstrated **a poor track record and erratic behavior**
  - ✖ The company faced **two different, significant lawsuits for disseminating misleading information to investors**
  - ✖ He also **subjected the board to multiple U-turns concerning his running for re-election** as a director and subsequently **launched a highly disruptive proxy contest,** which he ultimately lost and was **not re-elected by the company's shareholders**
- ✖ Mr. Rosenzweig exhibited **questionable judgment** as chairman at PeopleSupport, where he **fired the CEO shortly after he proposed** significant restructuring and cost-cutting measures, including **cuts to Mr. Rosenzweig's compensation**

Source: Public filings

72

Lance Rosenzweig is not qualified to serve as a director of Pitney Bowes, much less as CEO (cont'd)

Mr. Rosenzweig's mixed track record at Support.com

- The company had **declining year-over-year (YoY) revenue in every quarter he was CEO**
  - Q3 2020 revenue was **down (32%) YoY**
  - Q4 2020 revenue was **down (21%) YoY**; FY 2020 revenue was **down (31%) YoY**
  - Q1 2020 revenue was **down (19%) YoY**
  - Q2 2021 revenue was **down (23%) YoY**
- During the last ~2 months of his tenure as CEO, Support.com irrationally became a **"meme stock" and the share price experienced extreme volatility as a result**
  - *"Shares of Support.com extended their surge for a second day to as much as 150% shortly after the opening bell on Friday. **Retail investors on social media** cheered on the technical support software company, with many saying that the stock could be on the receiving end of a **massive short squeeze**" (Business Insider - Aug 2021)*

Questionable judgment while Chairman of PeopleSupport

- The company hired a new CEO in 2001, Charles Callahan, who was tasked with improving performance and leading the company public through an IPO
  - During his brief tenure, Mr. Callahan proposed significant restructuring and cost cutting initiatives, **including reduction in Mr. Rosenzweig's compensation as executive chairman**
  - However, Mr. Callahan was **fired after one year and Mr. Rosenzweig returned to the CEO position**

Mr. Rosenzweig's poor track record and erratic behavior at NextGen Healthcare

- The company faced **2 different lawsuits for disseminating misleading information to investors**
  - One of the lawsuits ended with a $19MM settlement with shareholders for **misstating the strength of sales and sales projections**
- Mr. Rosenzweig initially agreed to resign from the board following the 2020 annual meeting, but later **reversed his position and sought another year on the board** – the board accommodated him on the condition that he would only serve one more year
  - Yet ahead of the 2021 annual meeting, he announced he would **seek yet another year on the board**
  - Mr. Rosenzweig only received support from 1 other director and the two of them **launched a highly disruptive proxy fight to take control of the board**; Mr. Rosenzweig **lost** and was **not re-elected at the 2021 annual meeting**

Source: Public filings

73

Hestia and Mr. Rosenzweig fundamentally misunderstand how a public company board and management should operate Mr. Rosenzweig letter to PBI shareholders dated 4/4/23 Directors are needed to supplement Hestia’s CEO candidate’s lack of qualifications 1. “Optimize Corporate Cost Structure” Lance Rosenzweig 2. “Restore GEC to Profitability & Explore Alternatives” Todd Everett 3. “Drive Profitable Growth in SendTech” Katie May 4. “Maximize Presort EBIT” Lance Rosenzweig 5. “Address Significant Capital Structure Issues” Milena Alberti-Perez â–ª Hestia is proposing that certain of its director nominees would be in charge with respect to different initiatives or different parts of Pitney Bowes’ business – as opposed to broad oversight of the entire Company and management â–ª This narrow focus by certain directors on individual projects and initiatives runs the risk of a fragmented Board, in which Hestia’s nominees would each be operating in their respective sphere or fiefdom as opposed to working together as a Board to advance the broader interests of the Company’s shareholders â–ª It also underscores the fact that even Hestia understands that Mr. Rosenzweig is not qualified to be CEO of Pitney Bowes or oversee a robust strategic plan Source: Public filings 74

Hestia’s candidates lack experience and commitment Kurtis J. Wolf Unpredictable and erratic behavior over the course of many months of engagement between the Company and Hestia calls into question his commitment to creating shareholder value and the execution of our strategy ƒ’ Despite claiming to have a qualified interim CEO candidate since December 2022, ultimately defaulted to one of its previously named director nominees as a last resort after a failed search ƒ’ Attempting to fill a CEO void by appointing a weak candidate and selectively delegating oversight of other parts of Pitney Bowes’ business to its director nominees – as opposed to management oversight – which is directly against how a public company board should operate While Wolf argues that he is not an activist, prior to Pitney Bowes he had already been part of proxy contests at two other public companies: ƒ’ As a dissident nominee and principal in Hestia Capital Partners, LP’s 2020 proxy contest at GameStop ƒ’ As a dissident nominee in Ancora Advisors, LLC’s 2017 proxy contest against Edgewater Technology At both GameStop and Edgewater, Wolf resigned shortly after his election to the board, showing a lack of long-term commitment ƒ’ His abrupt departure from the GameStop board, which was seemingly due to discontentment from his own investors, is deeply concerning, as any nominee to our Board must be committed to overseeing strategic change at Pitney Bowes and creating long-term value for all Pitney Bowes shareholders, not just the short-term investors who have invested with Mr. Wolf’s fund Further, given Hestia’s highly concentrated portfolio, and particularly with the backdrop of the current market volatility, it is unrealistic to believe that they will maintain a large investment in Pitney Bowes long enough to see any of their proposed, albeit flawed, strategic ideas to be implemented ƒ’ Hestia’s incentive is to push for measures that could increase the stock price in the short-term to the detriment of the long-term viability and success of Pitney Bowes Lack of shipping and logistics experience Source: Public filings

… and would not be ready to lead Pitney Bowes on day one

Milena Alberti-Perez



- **CFO of MediaMath, Inc. in August 2020 when it was sued** by Searchlight Capital Partners for breach of contract related to MediaMath's credit facility. While the case was dismissed, Alberti-Perez left MediaMath four months later at the end of December 2020
- Received her first appointment to the board of a public company **less than a year ago** when she joined Digimarc Corporation, a provider of enterprise software and services whose **market capitalization is approximately half of that of Pitney Bowes**
- **No experience as a public company CFO**
  - Departed from Getty Images Inc. in January 2022, several months before the closing of the SPAC merger that took the company public in July 2022
- Lack of shipping and logistics experience

Todd A. Everett



- **No prior experience or service as a director of a publicly-traded company**
- CEO of Newgistics for **only 18 months**, during a time when the business was **much smaller and less technologically and nationally focused** than it is today
  - Newgistics growth had **stagnated** to zero in the final year of his tenure despite the promising market environment, major customer churn was significant and critical investments were behind schedule
  - In addition, the **differences in strategic direction and scale** between Newgistics and Pitney Bowes are stark, raising questions about what applicable experience Mr. Everett truly has
- Everett's service on the boards of other companies could pose an **antitrust issue** under Section 8 of the Clayton Act:
  - Everett serves on the board of directors of ACI Group, a private California-headquartered last mile distribution and logistics company
  - Everett also serves on the board of Doddle Parcel Services, Ltd., a private last mile ecommerce delivery technology company based in the United Kingdom
  - If a Section 8 violation is found, injunctive relief in the form of resignation from service on these boards would be the standard remedy
- It is also troubling that Hestia touts Mr. Everett's reputation as a strategic advisor, despite his **track record of advising only small, sometimes unsuccessful startups**

Source: Public filings

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Hestia's stock price predictions may be misleading to shareholders and may violate the Proxy Rules

Rule 14a-9 under the Exchange Act forbids "[p]redictions as to specific future market values"

- In its recent campaign materials, **Hestia has repeatedly predicted a future market value of "$15+ per share" for the Company** if Hestia's proposed director candidates are elected
- Rule 14a-9 Note a. of the **Proxy Rules**, which **expressly forbids "[p]redictions as to specific future market values"**, is intended to protect investors from promises of "moon prices"
- We believe that **Hestia's statements** are intentional **attempts to mislead shareholders to vote for Hestia's director nominees**, with the promise that a Hestia-controlled Board will somehow deliver a $15+ share price
- **Hestia's conduct** is particularly **harmful** here because Pitney Bowes has a **sizable retail investor base**

Rule 14a-9 and its application in proxy contests

Rule 14a-9 under the Exchange Act of 1934 prohibits "any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact…"

Note (a) to Rule 14a-9 specifically identifies "[p]redictions as to specific future market values" as the first example of statements that "may be misleading within the meaning of" Rule 14a-9(a).[1] This has long been interpreted to prohibit the inclusion of stock price predictions in soliciting materials.

The SEC has repeatedly issued comment letters confirming this position: "Predictions as to specific future market values contravene Rule 14a-9's prohibition against false and misleading statements in soliciting materials. See Note a to Rule 14a-9."[2]

Similarly, federal courts ruled in a series of cases that "[V]aluation predictions are generally not permitted and are frequently considered to be themselves examples of misleading statements. …"[3]

[1] See, e.g., Exchange Act Release No. 16833 (May 23, 1980).
[2] GrafTech Int'l Ltd., SEC Comment Letter at 2 (Apr. 7, 2014). See also Destination Maternity Corp., SEC Comment Letter (May 4, 2018); Taubman Centers, Inc., SEC Comment Letter (June 21, 2017); Buffalo Wild Wings, Inc., SEC Comment Letter (May 16, 2017); Cracker Barrel Old Country Store, Inc., SEC Comment Letter (Sept. 26, 2013); Coppersmith Capital Mgmt., LLC, SEC Comment Letter (July 17, 2013); Transocean Ltd., SEC Comment Letter (May 7, 2013); Vermillion, Inc., SEC Comment Letter (Mar. 2, 2012); Dynegy Inc., SEC Comment Letter (Dec. 21, 2010).
[3] Gould v. American-Hawaiian Steamship Co., 535 F.2d 761, 775 (3d Cir. 1976); see also Union Pacific Railroad Co. v. Chicago and North Western Railway Co., 226 F. Supp. 400, 408-09 (N.D. Ill. 1964) and Miller v. Steinbach, 268 F. Supp. 255, 275 (S.D.N.Y. 1967)

Source: Public filings

77

Symptomatic of its overall campaign, Hestia has now also changed its mind on expense reimbursement Hestia press release, December 12, 2022 Expense reimbursement pivot â–ª Symptomatic of its overall campaign, Hestia has also pivoted on reimbursement for the cost of its unnecessary “. . . Hestia would not seek . . . reimbursement proxy contest for any of our costs.” â–ª In its December 12, 2022 press release, Hestia stated very publicly that it would not Hestia definitive proxy statement, March 16, 2023 seek expense reimbursement â–ª Yet, buried in legalese on p. 39 of its March 16, 2023 proxy statement, Hestia quietly did an about-face. It now intends to seek reimbursement for “Hestia intends to seek reimbursement from the Company for the Hestia’s expenses – and it expenses it incurs in connection with this solicitation. Hestia does does not even want not intend to submit the question of such reimbursement to a vote shareholders to have a vote on of security holders of the Company.” this Source: Public filings 78

Hestia’s “Shrink GEC” strategy is flawed, value destructive, and demonstrates a poor understanding of GEC FLAW 1: Hestia’s ‘scale at expense of profitability’ argument is built on flawed assumptions –logistics networks require frontloading of costs, GEC’s network build-out is virtually complete It is crucial to note that GEC generates a positive contribution margin on every parcel it handles Hestia ignores the fact that building out logistics networks require upfront investments – GEC’s major network build-out capex is behind us and our national network is close to reaching critical scale for sustainable profitability FLAW 2: Hestia fundamentally misunderstands GEC’s operating model, target customer base and competitive environment Hestia ignores the fact that GEC continues to focus on Newgistics’ original target customer base of mid-market ecommerce retailers In fact, post acquiring Newgistics, GEC invested in the strategically well-positioned but underinvested platform to put in place new technologies, coast to coast infrastructure and offer a competitive value proposition for B2C retailers Hestia fails to understand that GEC does not (nor intends to) pursue the broad parcel offerings of mega-networks – GEC remains focused on providing individualized ecommerce logistics solutions for mid-market B2C retailers Further, we do not compete with final mile delivery providers and instead partner with the powerful USPS network for that aspect of our service 79

Hestia’s “Shrink GEC” strategy is flawed, value destructive, and demonstrates a poor understanding of GEC (cont’d) FLAW 3: Hestia’s plan to scale back our facilities will unravel GEC’s coast-to-coast network that is essential to serve e-retailers Hestia has a poor grasp of how our 16 facilities are interlinked to form a national ‘coast-to-coast’ network that is critical to serve our B2C clients who are focused on meeting consumer expectations of faster national delivery and efficient returns Hestia fundamentally misunderstands how an ecommerce logistics network functions – viewing each hub as a standalone facility displays ignorance of the integrated end-to-end logistics solutions our client base relies on us for FLAW 4: Hestia touting Newgistics’ decade-old returns-focused operations underlines its poor understanding of today’s ecommerce landscape Hestia is seemingly unaware of the evolution of Newgistics’ competitive landscape over the last decade –reverse logistics platforms without robust fulfilment and forward logistics capabilities are grossly insufficient to meet the single distribution center model followed by most e-retailers We have not ‘abandoned’ Newgistics’ returns operations in pursuit of ‘scale’, but instead complemented returns offerings with forward delivery solutions – similar to the solutions offered by all major reverse logistics competitors today Hestia’s incomplete and vague “niche” strategy may cut some costs for the short-term but will give up all the operating leverage Pitney Bowes has built in the business – GEC’s strategy has been fine-tuned through multiple peak seasons with investment being reflected in improved customer satisfaction scores and recent client additions 80

Pitney Bowes’ strategy remains the right strategy for GEC –and has been validated on several fronts Our two core platforms – Domestic Parcel Services and Cross Border Services – are powered by best-in-class logistics technology and data science Post pandemic, both platforms are operating with predictable costs & reliable, market competitive service levels Better service levels are driving highly improved NPS scores, and lower client and volume churn With our domestic network build-out largely complete; future investment focused on network optimization, transportation efficiencies and the development of new services Our consultative approach and flexible services, built for B2C ecommerce, differentiate us from competitors With stability around our core services, we are quickly bringing new services to market to meet client demand: Canada, regional and local US delivery services, and guaranteed delivery services Our investments in our operational management team and talent are driving considerably improved operating performance With our largely completed network now operating with predictable costs and reliable service levels, we are well-positioned for growth and margin expansion as volumes increase… … which is expected to drive positive EBITDA for GEC in 2023 and long-term GEC EBIT margins of 6%-8% 81

Hestia’s campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes’ business Hestia’s inaccurate claims The FACTS X $15+ “target stock price” There is no timeline mentioned for their $15 target share price and no reconciliation as to how these numbers calculated Hestia presents a “walk” to $15+ It appears that Hestia’s value bridge double counts their income stock price improvement of GEC EBIT and sale of GEC – by definition, when they factor a GEC sale, it no longer has EBIT benefits Shareholder We have met with Hestia ~20 times and interviewed 4 director candidates X engagement they proposed Hestia has consistently declined to provide us with details on their strategy or their underlying assumptions on their numerical assertions Pitney Bowes has not been responsive to Hestia Hestia rejected every offer we put before them, including one where we would elect three new directors (including two of their proposed nominees) Source: Public filings 82

Hestia’s campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes’ business Hestia’s inaccurate claims The FACTS X Pillar #1 – Optimize Corporate cost structure Hestia’s peers have nothing to do with Pitney – they have been cherry-picked to make the comparisons look good Hestia has benchmarked our expenses to the likes of Walt Disney, P&G, J&J and PepsiCo, making the claim that PBI is apparently akin to these giant conglomerates operating in unrelated businesses Unallocated corporate expenses Our SG&A is in fact, in line with our actual Form 10K peer group Further, we continue focus on fiscal discipline and have reduced our SG&A represent corporate excess and/or as % of revenue from 39.0% in 2012 to 25.6% in 2022 profligate spending for an entity of Much of what is in our corporate costs is to provide services to each of our Pitney Bowes’s size business segments However, given multiple shared aspects between segments including product technology, IT, and employees, we’ve deemed it better to keep those costs together Requiring separate support for such functions is only likely to increase overall costs Source: Public filings 83

Hestia's campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes' business (cont'd)

Hestia's inaccurate claims	The FACTS

Pillar #2 – Restore GEC profitability and explore alternatives
 	
Hestia will perform an initial triage of the domestic parcel segment to improve FCF, increase insight into potential niche focus and prepare business for more successful exploration of strategic options
	• **Hestia's "GEC strategies" are merely targets with no roadmap or timelines to achievement**
	• There are significant costs involved in reverting to any sort of narrow "niche" strategy for GEC
	  - Less revenues to cover fixed costs – loss of operating leverage
	  - Employee lay offs
	  - Asset write-downs
	  - Termination and likely loss of customers
	  - Inefficiencies from moving to a more regional focused network
	  - Termination of leases for facilities already established
	  - Impact on steady-state operational metrics
	  - Significant reputational impact
	• **Hestia's claims of valuing GEC at $1.2-$2.2BN is highly unrealistic –** Hestia in fact acknowledges this when it **proposes disposing GEC for a $250MM net cash** in its Pillar 5, which is blatantly at odds with its efforts to "restore" GEC profitability in Pillar 2

Pillar #2 – Restore GEC profitability and explore alternatives *Spent approximately $475 million on Newgistics acquisition, then pivoted to a failed strategy that turned a profitable growth business into a highly unprofitable business*	• Newgistics acquisition **enabled GEC's position in domestic ecommerce** focused parcel business - the platform would **leverage the USPS network for the capex-heavy last mile connectivity, a longstanding PBI partner** • In order to succeed in the long run and meet the needs of Newgistics' client base, **we knew at time of acquisition that investment was necessary to transform Newgistics from a regional operation losing customers to one with a national footprint, modernized technology and automation** • GEC now offers **nationwide, regional, and local client services at competitive and predictable cost levels –** this has positioned GEC to realize **profitable revenue growth through achievable volume increases**

Source: Public filings

84

Hestia’s campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes’ business (cont’d) Hestia’s inaccurate claims The FACTS Pillar #2 – Restore GEC profitability and explore alternatives GEC has forsaken a “niche” strategy in favor of competing with UPS/FedEX Pillar #2 – Restore GEC profitability and explore alternatives Spent approximately $395 million on BorderFree, which was mismanaged and ultimately sold for $100 million We have always maintained Newgistics’ initial B2C middle-market retail focus as opposed to the broad-based logistics offerings of mega-networks like UPS/FedEx We specifically play in the 1-5lb parcel range Our specific focus allows us to be nimbler and we have developed a very competitive product and scale in the middle market retail segment that provides a credible path to profitability Further, Hestia fails to appreciate that we do not compete alone – we leverage USPS’ powerful network, which delivers mail and parcels to every address in the USA six days a week, as our final mile provider It is also inaccurate to compare GEC’s gross margins with FedEx and UPS which are fundamentally asset heavy businesses vs. GEC which is an asset light model Further, Hestia benchmarking our Gross Profits against UPS and FedEx is at odds with its multiple claims that GEC should pursue a “niche” strategy where there is no competition with UPS/FedEx Borderfree sale transaction was only for the front-end tech piece which was losing money and where we could not economically compete We made the capital allocation decision that heavy investments in scaling BorderFree to remain competitive was not the best use of capital Continuing our strategy of ecommerce logistics focus vs. broad ecommerce industry targeting, we have retained the logistics piece of BorderFree in order to build out our domestic ecommerce business We also agreed to a strategic partnership with Global-e which helps retain our competitive standing with existing international shippers Proceeds were immediately used to delever; sale process is evidence PBI is continually evaluating the right strategic approach to GEC Source: Public filings

Hestia's campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes' business (cont'd)

Hestia's inaccurate claims

X

Pillar #3 – Drive profitable growth in SendTech

Failed to aggressively pursue shipping label acquisitions, such as ShippingEasy.com and Endicia, that were strategic fits with SendTech's postage meter business and were the driving force in Auctane's (f.k.a. Stamps.com) significant revenue, EBITDA and market valuation growth over its final several years as a public company

The FACTS

✓

- **Auctane's business model was based on taking excessive margin share from USPS - the economics of this model proved unsustainable and deteriorated significantly** when USPS ended its Reseller rebate program in 2022
  - Auctane is **expected to incur considerable economics loss** from the changed USPS reseller dynamics
  - **Corroborates prudency of Pitney Bowes pursuing alternative growth streams**
- **Further, if Hestia understood clients who use these shipping user interfaces,** they would know the **package volumes they ship are too small for them to become feeders into our domestic parcel logistics business**
- **We have continued to invest in shipping labels – s**ince 2015, due to our strategic investments in public facing APIs for our shipping services, PitneyShip software, and Shipping360 platform, **we have added ~500MM labels (annually) to our platform**
- **Mr. Lautenbach made shipping labels a prime focus after coming on-board in 2012** and with our strategic investments in labeling technology, we have been able to **launch new technology, platforms and strategy to acquire labels and online postage volume within 3 years in 2015**

Source: Public filings

86

Hestia’s campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes’ business (cont’d) Hestia’s inaccurate claims The FACTS Pillar #6 – Ensure Board protects and prioritizes stockholders Executive compensation and director stock ownership The executives and directors at Pitney Bowes are “handsomely paid” regardless of performance Mr. Lautenbach’s performance targets have continually dropped as his compensation targets have continually increased The current Board owns few shares Our governance practices are better than or in line with the broader market; ISS has assigned us the lowest level of governance risk Rigorous targets have ensured appropriate realized compensation is directly linked to performance 90% of Mr. Lautenbach’s 2022 compensation was at-risk Mr. Lautenbach’s realized compensation has decreased in each of the last 2 years, and was ~53% of target in 2022 Mr. Lautenbach’s annual and long-term incentive payments have been below targets for each of the last 7 years, demonstrating that the goals set have been rigorous, stretch targets Mr. Lautenbach and all other NEOs forfeited their 2022 performance-based restricted stock grant as a result of PBI failing to meet the performance threshold target The grant date fair value of Mr. Lautenbach’s forfeited award was over $2.5MM Mr. Lautenbach has not sold any post-tax shares awarded to him or any of the ~$1.35MM in stock he has acquired through open market, underscoring his belief in the Company’s prospects and his direct alignment with shareholders’ interests Shareholders have supported say-on-pay with an average of >90% over the past 3 years All executive officers and directors as a group own 5% of PBI, including 2.9% held by Mr. Lautenbach Source: Public filings; 1 FDIC “Quarterly Banking Profile’ report

Hestia's campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes' business (cont'd)

Hestia's inaccurate claims

X

Pillar #5 – Address significant capital structure issues

Hestia's proposes options to reduce leverage to <2.5x as:
Plan A – Improve operations
Plan B – Sell GEC
Plan C – Unlock bank cash / buy debt in open market

The FACTS

✓

- Hestia has highly misleading analogies on debt paydowns – no company pays off all their debt - ever. In March 2021 we successfully completed 5 and 8 year re-financings – market for high yield does not go beyond 10 years
- The March 2021 financing substantially extended the maturity of the capital structure and did not create a debt wall. We did not "add debt maturities". Post deal, total debt levels were lower and longer
- None of the plans to reduce leverage to <2.5x are credible:
  - Plan A, Improve operations – there is **no strategy whatsoever** on how Hestia will attain a $126mm improvement in EBITDA which is a **~40% EBITDA increase over 2022 in 12 months**
  - **Plan B, sell GEC** – Hestia assumes $250mm net cash from GEC to pay down debt – if Hestia does sell GEC for $250mm to raise cash, its **"walk" to a $15+ share price falls apart**
  - **Plan C, unlock bank cash** – the plan hinges on the idea that they will "unlock trapped capital in the Bank" within 3-6 months; in fact, **PBI has aggressively pursued this for 3 years, building the capabilities and working with regulators to enable a transaction**
  - **Plan C, buy open market debt –** We continue to buy debt opportunistically in the open market and have brought back ~$10mm of our 2024s since Dec 2022

Source: Public filings

88

Hestia's campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes' business (cont'd)

Hestia's inaccurate claims	The FACTS
Pillar #6 – Ensure Board protects and prioritizes stockholders	• **Our governance practices are better than or in line with the broader market; ISS has assigned us the lowest level of governance risk**
Executive compensation and stockholder ownership *The executives and directors at Pitney Bowes are "handsomely paid" regardless of performance* *Mr. Lautenbach's performance targets have continually dropped as his compensation targets have continually increased* *The current Board owns few shares*	• Rigorous targets have ensured appropriate **realized compensation is directly linked to performance** – 90% of Mr. Lautenbach's 2022 compensation was **at-risk** – Mr. Lautenbach's **realized compensation has decreased** in each of the last 2 years, and was **~53% of target in 2022** – Mr. Lautenbach's **annual and long-term incentive payments have been below targets for each of the last 7 years, demonstrating that the goals set have been rigorous, stretch targets** – **Mr. Lautenbach and all other NEOs forfeited their 2022 performance-based restricted stock grant** as a result of PBI failing to meet the performance threshold target ❑ The grant date fair value of Mr. Lautenbach's forfeited award was **over $2.5MM** • **Mr. Lautenbach has not sold any post-tax shares** awarded to him or any of the **~$1.35MM in stock he has acquired through open market,** underscoring his belief in the Company's prospects and his **direct alignment with shareholders' interests** • Shareholders have **supported say-on-pay with an average of >90%** over the past 3 years • **All executive officers and directors as a group own 5% of PBI, including 2.9% held by Mr. Lautenbach**

Source: Public filings; [1] FDIC "Quarterly Banking Profile" report

89

Hestia’s campaign is built on flawed assumptions and a clear misunderstanding of Pitney Bowes’ business (cont’d) Hestia’s inaccurate claims The FACTS PB Bank PBB is a regulated entity and is subject to customary reserve X requirements for the amount of cash & cash equivalents Cash held at the bank is a portion of customer deposits and a significant amount cannot be withdrawn Failed to unlock approximately PBB’s has a liquidity ratio (cash relative to assets) in line with the market and $200 million in restricted cash at comparable to the market benchmark average for all FDIC institutions over the bank for 10+ years the last 5 years1 Our held cash is invested in accordance with regulations and market best practices We are actively looking for opportunities to optimize cash held at PBB but responsibly, and well within our regulatory parameters We do not believe stock buybacks make sense at this time – however, we Capital allocation X have returned $1.5BN of capital to shareholders since 2013 and debt We have used our core cashflows to pay down debt of $1.7BN since 2013 to maintain a prudent balance sheet Failed to use the core segments’ The volatility created by COVID and ensuing disruptions meant that we considerable cash flow to needed to be prudent with our capital allocation priorities repurchase stock and debt at all-time lows Our March 2021 refinancing meaningfully extended our maturity profile and we only have ~$240MM of debt maturities through March 2026 Going forward, the highest priority for our capital deployment is in organic investments to improve growth and margins across our businesses and complete the buildout of GEC Source: Public filings; 1 FDIC “Quarterly Banking Profile’ report 90

Concluding remarks

Hestia's proxy contest is misleading and misinformed with a value-destructive strategy

X Hestia has rejected every offer of compromise and has instead continuously moved the "goalposts"

X Hestia has offered no coherent strategy and has repeatedly shifted its proposals
- Hestia's "100-Day" plan only highlights vague platitudes, is not based on any factual or informed work and would risk significant business, employee and customer disruption

X Hestia's "shrink GEC" strategy is value-destructive and would be highly destabilizing to Pitney Bowes, unraveling the significant network build-out, ecommerce logistics foothold and strong client relationships

X Aside from Katie May, Hestia's director candidates have notably weaker business experience/credentials than the current Pitney Bowes Board

X Hestia refuses to acknowledge our rigorous and positive Board changes – any further changes would destabilize the Board, which would impede our strategic progress and put shareholder value at risk
- If Hestia's slate is elected, 7 new directors out of 9 will have joined the Board in 2023, in addition to 4 new committee chairs, a new Chairman and a new CEO

X Despite claiming to have a qualified interim CEO candidate since December 2022, Hestia ultimately defaulted to one of its previously named director nominees (Lance Rosenzweig) as a last resort after a failed search
- He is not qualified to serve as a director of Pitney Bowes, much less as CEO, based on his track record of poor performance and weak corporate governance, as well as his lack of shipping and logistics experience

X Kurt Wolf's GameStop experience underscores his single-minded focus on benefitting Hestia and its stakeholders

92

PBI is transforming the business and positioning it for sustainable growth and long-term shareholder value Our Board and management had to undertake a significant transformation in the last 10 years to address structural business challenges At the time Marc Lautenbach was appointed CEO in December 2012, we had a portfolio of disjointed businesses in decline, several of which were suffering from lack of investment in their product lines Since then, Mr. Lautenbach’s leadership has helped reduce debt by $1.7BN, eliminate several hundred million dollars of expenses, return $1.5BN of capital to shareholders, invest $2.6BN in our businesses, and divest $2.1BN of strategically incoherent, slower-growth businesses Simplified business into 3 synergistic segments focused on reducing the complexity of mailing and shipping SendTech – Reinvested to create a comprehensive letter mailing and parcel shipping solution Presort – Invested through acquisitions and technology to enable growth in a declining environment Global Ecommerce (GEC) – Built a new growth segment delivering $1.6BN of revenue1, which is on the path to profitability We have undertaken significant Board refreshment with highly qualified and experienced directors, reducing our average director tenure from ~10 years at the end of 2015 to ~5 years2 at conclusion of 2023 AGM 6 new independent directors have been added and 8 longer-tenured directors have stepped down Our slate includes 3 new director candidates, including Hestia’s nominee Katie May, and 3 incumbents stepping down (including the Chairman), which exceeds the change Hestia initially asked for last Fall Our Board and management incentives are aligned with shareholders All executive officers and directors as a group own 5% of PBI, including 2.9% held by Mr. Lautenbach Rigorous targets have ensured appropriate realized compensation is directly linked to performance Note: 1 As of 2022; 2 Average tenure calculated assumes our recommended director nominees (including Katie May) are elected 93

We urge you to support your Board by voting the GOLD proxy card today “FOR” all Pitney Bowes nominees as well as Hestia nominee Katie May

Appendix

Reconciliation of reported consolidated results to adjusted results (Unaudited; in thousands, except per share amounts) Three months ended December 31 , Twelve months ended December 31, 2022 2021 2022 2021 econclllatlon of reported net Income (loss) to adjusted EBIT and EBITDA Net income (loss) s 6,296 s 1,267 s 36,940 s (1,351) Loss from discontinued operations, net of tax 524 4,858 Provision (benefit) for income taxes 1 121 (320) 2940 j10.922l Income (loss) from continuing operations before taxes 7,417 1,471 39,880 (7,415) Restructuring charges 6,043 7,569 18,715 19,003 Gain on sale of assets (14,372) (1,434) (Gain) loss on sale of businesses, including transaction costs (1,319) 2,582 (12,205) (7,6 19) Loss on debt redemption/refinancing 633 4993 56209 Adjusted net Income before tax 12,141 12,255 37,01 1 58,744 Interest, net 37126 34 760 141 769 143 945 Adjusted EBIT 49,267 47,015 178,780 202,689 Depreciation and amortization 39064 41 634 163816 162 859 Adjusted EBITDA s 88331 $ 88649 s 342 596 s 365 548 econcl/latlon of reported diluted earnings (loss) per share to adjusted diluted min s share Diluted earnings (loss) per share s 0.04 s 0.01 $ 0.21 s (0.01) Restructuring charges 0.03 0.03 0.08 0.08 Gain on sale of assets (0.06) (0.01) (Gain) loss on sale of businesses, including transaction costs (0.01) 0.01 (0.09) (0.01) Loss on debt redemption/refinancing 0.02 0.24 Loss from discontinued operations, net of tax 0.03 Adjusted diluted earnings per share l1l ~ 0.06 ~ 0.06 :i 0.15 ~ 0.32 1 11The sum of the earnings per share amounts may not equal the totals due to rounding. econclllatlon of reported net cash from operating activities to free cash flow Net cash from operating activities s 166,754 $ 85,341 s 175,983 s 301,515 Capital expenditures (27,307) (43, 135) (124,840) (184,042) Restructuring payments 3,645 7,143 15,406 21,990 Change in customer deposits at PB Bank (35,349) (10,650) (3,990) 14,862 Transaction costs paid 379 5779 Free cash How i 108 122 :i 38699 ~ 68338 i 154 325 96

Glossary 3PL Third-Party Logistics ISS Institutional Shareholder Services AGM Annual General Meeting IT Information Technology API Application Programming Interface LLC Limited Liability Company B2B Business to Business MMF Marketing Mail Flat B2C Business to Consumer NEO Non-executive Officers CAGR Compounded Annual Growth Rate PBB Pitney Bowes Bank CapEx Capital Expenditures MMF Marketing Mail Flat CIU Cash Incentive Unit NEO Named Executive Officer DMT Document Messaging Technology PBB Pitney Bowes Bank EBIT Earnings Before Interest & Tax PBIH Pitney Bowes International Holdings EBITDA Earnings Before Interest Tax Depreciation & Amortization PBMS Pitney Bowes Management Services EHS Environmental Health & Safety Presort Presort Services EPS Earnings Per Share PRSU Performance-Based Restricted Stock Unit ESG Environmental, Social and Governance PSU Performance Stock Unit FCF Free Cash Flow SaaS Software-as-a-service FDIC Federal Deposit Insurance Corporation SendTech Sending Technology Solutions GEC Global Ecommerce SG&A Selling General & Administrative GFS Global Financial Services SMB Small and Medium-sized Business GTM Go-To-Market TAM Total Addressable Market HR Human Resources TSR Total Shareholder Return ILC Industrial Loan Company UI User Interface IoT Internet of Things USPS United States Postal Service 97

About Pitney Bowes

Pitney Bowes (NYSE: PBI) is a global shipping and mailing company that provides technology, logistics, and financial services to more than 90 percent of the Fortune 500. Small business, retail, enterprise, and government clients around the world rely on Pitney Bowes to remove the complexity of sending mail and parcels. For the latest news, corporate announcements and financial results visit https://www.pitneybowes.com/us/newsroom.html. For additional information visit Pitney Bowes at www.pitneybowes.com.

Forward-Looking Statements

The above materials contain “forward-looking statements” about the Company’s expected or potential future business and financial performance. Forward-looking statements include, but are not limited to, statements about future revenue and earnings guidance and future events or conditions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, we continue to navigate the impacts of the Covid-19 pandemic (Covid-19) as well as the risk of a global recession, and the effects that they may have on our and our clients’ business. Other factors which could cause future financial performance to differ materially from expectations, and which may also be exacerbated by Covid-19 or the risk of a global recession or a negative change in the economy, include, without limitation, declining physical mail volumes; changes in postal regulations or the operations and financial health of posts in the U.S. or other major markets or changes to the broader postal or shipping markets; the loss of, or significant changes to, United States Postal Service (USPS) commercial programs, or our contractual relationships with the USPS or USPS’ performance under those contracts; our ability to continue to grow and manage volumes, gain additional economies of scale and improve profitability within our Global Ecommerce segment; changes in labor and transportation availability and costs; and other factors as more fully outlined in the Company’s 2022 Form 10-K Annual Report and other reports filed with the Securities and Exchange Commission (the “SEC”). Pitney Bowes assumes no obligation to update any forward-looking statements contained in this document as a result of new information, events or developments.

Important Additional Information and Where to Find It

Pitney Bowes has filed a definitive proxy statement (the “Proxy Statement”) and other documents with the SEC in connection with its solicitation of proxies from shareholders in respect of Pitney Bowes’ 2023 annual meeting of shareholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING PITNEY BOWES’ PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND THE ACCOMPANYING GOLD PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT PITNEY BOWES. Shareholders may obtain free copies of the Proxy Statement and other relevant documents that Pitney Bowes files with the SEC and on Pitney Bowes’ website at http://www.pitneybowes.com or from the SEC’s website at http://www.sec.gov.